Exhibit 8.1

List of Subsidiaries as of December 31, 2008
Deutsche Bank Aktiengesellschaft, Frankfurt am Main
Affordable Housing I LLC, Wilmington
Agripower Buddosò Società Agricola a Responsabilità Limitata, Pesaro
Airport Club für International Executives GmbH, Frankfurt
“Akademie Musiktheater Heute” GmbH i.L., Frankfurt
Alfred Herrhausen Gesellschaft für internationalen Dialog mit beschränkter Haftung, Frankfurt
“Alwa” Gesellschaft für Vermögensverwaltung mbH, Hamburg
“Alwa” Gesellschaft für Vermögensverwaltung mbH & Co. Grundstücksvermietung KG, Schönefeld
AO DB Securities (Kazakhstan), Alma Ata
ARGFRAN Beteiligungs Aktiengesellschaft, Frankfurt
Asia Metal and Mining Limited, Hongkong
BAWU Beteiligungs Aktiengesellschaft, Frankfurt
Bellstead Holdings Limited, Gibraltar
Beteiligungsgesellschaft für Flugzeugleasing mit beschränkter Haftung, Frankfurt
BIBO DRITTE Vermögensverwaltungsgesellschaft mbH, Eschborn
BIBO ERSTE Vermögensverwaltungsgesellschaft mbH, Eschborn
Biomass Holdings S.à r.l., Luxemburg
-Exinor SA, Malmedy
Borfield S.A., Montevideo
BRABU Beteiligungs Aktiengesellschaft, Frankfurt
BT International (Nigeria) Ltd., Lagos
Calto Societa’ Agricola Srl, Calto
3160343 Canada Inc., Toronto
3613950 Canada, Inc., Toronto
Cathay Capital Company (No 2) Limited, Port Louis
Channel Nominees Limited, London
China Recovery Fund LLC, Wilmington
-Cinda — DB NPL Securitization Trust 2003-1, Wilmington
Clark GmbH & Co. KG, Frankfurt
Consumo Finance S.p.A., Mailand
Cousto Investments L.P., Wilmington
Dahlbusch Projektentwicklungsgesellschaft Leipzig/Lindenau mbH, Frankfurt
DAHOC Beteiligungsgesellschaft mbH, Frankfurt
-Billboard Partners L.P., Georgetown
-DAHOC (UK) Limited, London
-DB Capital Partners (Asia), L.P., Georgetown
-DB Capital Partners Asia GP, Limited, Georgetown
-DBCP Lux Newco, S.à r.l., Luxemburg
DB (Barbados) SRL, Christ Church
DB (Gibraltar) Holdings Limited, Gibraltar
DB (Gibraltar) Holdings No. 2 Limited, Gibraltar
-Alpha DB Lindsell Limited S.C.S., Luxemburg
-Beta DB Lindsell Limited S.C.S., Luxemburg
-DB Funding (Gibraltar) No. 2 Limited, Gibraltar
-DB Lindsell Limited, Gibraltar
DB (Tip Top) Limited Partnership, Toronto
DB Canada GIPF — I Corp., Calgary
DB Capital Markets (Deutschland) GmbH, Frankfurt
-B.V. Matura Handelmaatschappij, Amsterdam
-CETO Beteiligungs Aktiengesellschaft, Frankfurt
-CITAN Beteiligungsgesellschaft mbH, Frankfurt
-DB Broker GmbH, Frankfurt
-DB Consult Gesellschaft mbH, Frankfurt
-DB HR Solutions GmbH, Frankfurt
-DB Kredit Service GmbH, Berlin
-DB Print GmbH, Frankfurt
-degab Gesellschaft für Anlageberatung mbH i.L., Frankfurt
-Deutsche Asset Management International GmbH, Frankfurt
-Deutsche Asset Management Investmentgesellschaft mbH vormals DEGEF Deutsche Gesellschaft für Fondsverwaltung mbH, Frankfurt
-Deutsche Asset Management Schweiz, Zürich
-Deutsche Auskunftei Service GmbH, Hamburg
-Deutsche Bank Bauspar-Aktiengesellschaft, Frankfurt
-Deutsche Card Services GmbH, Frankfurt
-Deutsche Vermögensbildungsgesellschaft mit beschränkter Haftung, Frankfurt
-DWS (Austria) Investmentgesellschaft mbH, Wien

-DWS Finanz-Service GmbH, Frankfurt
-DWS Holding & Service GmbH, Frankfurt
-DWS Investment GmbH, Frankfurt
-DWS Investments Services, Paris
-DWS Polska TFI S.A., Warschau
-ELBI Funding GmbH, Frankfurt
-Emerald GmbH, Frankfurt
-FETUM Beteiligungs Aktiengesellschaft, Frankfurt
-Konsul Inkasso GmbH, Essen
-Matura Vermögensverwaltung mit beschränkter Haftung, Frankfurt
-NERGE Beteiligungsgesellschaft mbH, Frankfurt
-NILA Beteiligungsgesellschaft mbH, Frankfurt
-norisbank GmbH, Berlin
-registrar services GmbH, Eschborn
-SB-Bauspar Vermittlungsgesellschaft mbH, Frankfurt
-Sundial Beteiligungsgesellschaft mbH, Frankfurt
-Treuinvest Service GmbH, Frankfurt
DB Concerto (LP) Limited, Georgetown
DB Concerto Limited, Georgetown
-Gaveau Limited, Georgetown
DB Enterprise GmbH, Sössen-Gostau
DB Enterprise GmbH & Co. Zweite Beteiligungs KG, Sössen-Gostau
DB Export-Leasing GmbH, Frankfurt
-Ares Verwaltungsgesellschaft mbH, Frankfurt
-Callista Verwaltungsgesellschaft mbH, Frankfurt
-DB Leasing Services GmbH, Frankfurt
-DB Malta Commercial Services One Ltd., Valletta
-DB Malta Commercial Services Two Ltd., Valletta
-DB Malta Holdings Ltd., Valletta
-DEE Deutsche Erneuerbare Energien GmbH, Düsseldorf
-Dione Verwaltungsgesellschaft mbH, Frankfurt
-Lokki Verwaltungsgesellschaft mbH, Frankfurt
-Motion Picture Productions One GmbH & Co. KG, Frankfurt
-MPP Beteiligungsgesellschaft mbH, Frankfurt
-RANDA Verwaltungsgesellschaft mbH, Frankfurt
-Rhea Verwaltungsgesellschaft mbH, Frankfurt
-SolRenovable Fotov., S.L., Palma de Mallorca
-Titon Verwaltungsgesellschaft mbH, Frankfurt
DB Finance International GmbH, Eschborn
-Beheer- en Beleggingsmaatschappij Evergreen Global Intellectual Transaction Services B.V., Amsterdam
-Coral (Cayman) Limited, Georgetown
-DB Anton Limited, St. Helier
-DB Athena S.à r.l., Luxemburg
-DB Kamchatka Limited, Georgetown
-Deutsche Investments (Holland) B.V., Amsterdam
-ELDO ACHTE Vermögensverwaltungs GmbH, Eschborn
-Evergreen International Holdings B.V., Amsterdam
-Evergreen International Investments B.V., Amsterdam
-Evergreen International Leasing B.V., Amsterdam
-Evergreen Overseas Investments B.V., Amsterdam
-Guo Mao International Hotels BV, Amsterdam
-Indigo (Cayman) Holding Limited, Georgetown
DB Industrial Holdings GmbH, Frankfurt
-DB Industrial Holdings Beteiligungs GmbH & Co. KG, Frankfurt
-Deutsche CreFi Industrial Holdings GmbH, Frankfurt
-DIV Holding GmbH, Frankfurt
-TeraGate Beteiligungs-GmbH, Frankfurt
-TOKOS GmbH, Frankfurt
-TTM Investor GmbH, Frankfurt
DB Investments (GB) Limited, London
DB Jasmine (Cayman) Limited, Georgetown
DB Maia LLC, Wilmington
DB Management Support GmbH, Frankfurt
DB Nominees (Singapore) Pte Ltd, Singapur
DB Overseas Finance Deutschland Aktiengesellschaft, Eschborn
DB Paris Investissements, Paris

DB Re S.A., Luxemburg
DB Service Centre Limited, Dublin
DB Service Uruguay S.A., Montevideo
DB Servizi Amministrativi S.r.l., Mailand
DB Trips Investments Limited, Georgetown
DB UK PCAM Holdings Limited, London
-Alpha Advisory Company S.A., Luxemburg
-Alpha Investment Management S.A.M., Monte Carlo
-Cardales UK Limited, Liverpool
-CTBNPL Limited, London
-DB Real Estate Opportunities Group Advisors (UK) Limited, London
-Deutsche Asset Management (Jersey) Limited, St. Helier
-Deutsche Asset Management (UK) Limited, London
-Deutsche Asset Management Group Limited, London
-Deutsche European Partners IV (No.9) Nominees Limited, London
-Deutsche European Partners IV (US Dollar Fund) Nominees Limited, London
-Deutsche European Partners IV (US ERISA) (No.1) Nominees Limited, London
-Deutsche Investment Trust Management Co., Ltd., Seoul
-Deutsche Private Asset Management Limited, London
-Elizabethan Holdings Limited, Georgetown
-Elizabethan Management Limited, Georgetown
-IVAF I Manager, S.à r.l., Luxemburg
-IVAF II Manager, S.à r.l., Luxemburg
-LG Nominees (IOM) Limited, Castletown
-MEF I Manager, S.à r.l., Luxemburg
-Morgan Grenfell Capital (G.P.) Limited, Edinburgh
-Morgan Grenfell Capital Trustee Limited, London
-Morgan Grenfell Development Capital Holdings Limited, London
-Morgan Grenfell Development Capital Syndications Limited, London
-Morgan Grenfell Private Equity Limited, London
-RREEF European Value Added I (G.P.) Limited, London
-RREEF Global Advisers Limited, London
-RREEF Global Opportunities Investor LP, London
-RREEF Limited, London
-The Pensions Partnership Limited, Liverpool
-Till Nominees Limited (in member’s voluntary liquidation), Liverpool
-Tilney (Ireland) Limited, Dublin
-Tilney Acquisitions Limited, Liverpool
-Tilney Asset Management International Limited, St. Martin
-Tilney Asset Management Limited (in member’s voluntary liquidation), Edinburgh
-Tilney Collective Management Limited, Liverpool
-Tilney Funding Limited, Liverpool
-Tilney Group Limited, Liverpool
-Tilney Holdings Limited, Liverpool
-Tilney International Limited, Hamilton
-Tilney Investment Management, Liverpool
-Tilney Investment Management (IOM) Limited (in member’s voluntary liquidation), Castletown
-Tilney Management Limited, Liverpool
-Tilney Trustees Limited (in member’s voluntary liquidation), Liverpool
-TIM (London) Limited, Liverpool
DB Valoren S.à r.l., Luxemburg
-BT Nominees (Singapore) Pte Ltd, Singapur
-DB Emerald Limited, Dublin
-DB Emerald Trading LP, Dublin
-DB Equity S.à r.l., Luxemburg
-DB International (Asia) Limited, Singapur
-Wilh. Ahlmann Gesellschaft mit beschränkter Haftung, Frankfurt
DB Vita S.A., Luxemburg
DBC Continuance Inc., Toronto
DBNZ Overseas Investments (No.1) Limited, Georgetown
DBR Investments Co. Limited, Georgetown
DEBEKO Immobilien GmbH & Co Grundbesitz OHG, Eschborn
DeKon Service GmbH, Eschborn
DEUFRAN Beteiligungs GmbH, Frankfurt
DEUKONA Versicherungs-Vermittlungs-GmbH, Frankfurt
Deutsche Aeolia Power Production S.A., Athen

Deutsche Asia Pacific Finance, Inc., Wilmington
-Linder LP, Georgetown
-Lindoro LLC, Wilmington
Deutsche Asia Pacific Holdings Pte Ltd, Singapur
-Acanfeld Limited, Bangkok
-Bayan Delinquent Loan Recovery 1 (SPV-AMC), Inc., Makati Stadt
-Cathay Advisory (Beijing) Company Ltd, Peking
-Cathay Asset Management Company Limited, Port Louis
-DB Finance Inc., Tokio
-DB International Trust (Singapore) Limited, Singapur
-DB Nominees (Hong Kong) Limited, Hongkong
-DB Strategic Advisors, Inc., Makati Stadt
-DB Trust Company Limited Japan, Tokio
-DB Trustees (Hong Kong) Limited, Hongkong
-DBOI Global Services Private Limited, Mumbai
-De Meng Innovative (Beijing) Consulting Company Limited, Peking
-Deutsche Asset Management (Asia) Limited, Singapur
-Deutsche Asset Management (Hong Kong) Limited, Hongkong
-Deutsche Asset Management (India) Private Limited, Mumbai
-Deutsche Asset Management (Japan) Limited, Tokio
-Deutsche Bank Real Estate (Japan) Y.K., Tokio
-Deutsche Capital Financing (Singapore) Pte Ltd, Singapur
-Deutsche Capital Hong Kong Limited, Hongkong
-Deutsche Equities India Private Limited, Mumbai
-Deutsche Futures Singapore Pte Ltd, Singapur
-Deutsche India Holdings Private Limited, Mumbai
-Deutsche Investments India Private Limited, Mumbai
-Deutsche Investor Services Private Limited, Mumbai
-Deutsche Knowledge Services Pte. Ltd., Singapur
-Deutsche Morgan Grenfell Nominees Hong Kong Limited, Hongkong
-Deutsche Morgan Grenfell Nominees Pte Ltd, Singapur
-Deutsche Morgan Grenfell Services Hong Kong Limited, Hongkong
-Deutsche Securities (India) Private Limited, Neu Delhi
-Deutsche Securities Asia Limited, Hongkong
-Deutsche Securities Mauritius Limited, Port Louis
-Deutsche Securities Nominees Hong Kong Limited, Hongkong
-Deutsche Trustee Services (India) Private Limited, Mumbai
-Deutsche Trustees Malaysia Berhad, Kuala Lumpur
-DLF New Gurgaon Homes Developers Private Limited, Neu Delhi
-Global Markets Centre Private Limited, Mumbai
-Imodan Limited, Port Louis
-Kidson Pte Ltd, Singapur
-Marine Investments YK, Tokio
-MG Limited (in member’s voluntary liquidation), Singapur
-PT. Deutsche Securities Indonesia, Jakarta
-RREEF China REIT Management Limited, Hongkong
-RREEF India Advisors Private Limited, Mumbai
-RREEF Shanghai Investment Consultancy Company, Schanghai
-Sahathunpaibul Company Limited, Bangkok
-Thai Asset Enforcement and Recovery Asset Management Company Limited, Bangkok
Deutsche Asset Management Italy S.p.A., Mailand
-DWS Investments SGR S.p.A., Mailand
-DWS Società di Intermediazione Mobiliare S.p.A., Mailand
-Finanza & Futuro Banca SpA, Mailand
Deutsche Australia Limited, Sydney(Teilkonzern/Sub-group)
-Baincor Nominees Pty. Limited, Sydney
-Bainpro Nominees Pty. Limited, Sydney
-Bainsec Nominees Pty. Limited, Sydney
-Belzen Pty. Limited, Sydney
-Blue Square Investments Pty Limited, Sydney
-BNA Nominees Pty. Limited, Sydney
-BTD Nominees Pty. Limited, Sydney
-Buxtal Pty Limited, Sydney
-DB Structured Transaction VH-OJL Pty Limited, Sydney
-Denison Capital Markets Pty Limited, Sydney
-Deutsche Asset Management (Australia) Limited, Sydney

-Deutsche Capital Holdings Pty Limited, Sydney
-Deutsche Capital Markets Australia Limited, Sydney
-Deutsche Finance Co 1 Pty Limited, Sydney
-Deutsche Finance Co 2 Pty Limited, Sydney
-Deutsche Finance Co 3 Pty Limited, Sydney
-Deutsche Finance Co 4 Pty Limited, Sydney
-Deutsche Group Services Pty Limited, Sydney
-Deutsche Holdings Australia Limited, Sydney
-Deutsche Hume Investments Pty Limited, Sydney
-Deutsche Investments Australia Limited, Sydney
-Deutsche Managed Investments Limited, Sydney
-Deutsche Management New Zealand Limited, Sydney
-Deutsche Nominees Australia Pty Limited, Sydney
-Deutsche PM Nominees Pty Limited, Sydney
-Deutsche Securities Australia Limited, Sydney
-Deutsche Securitisation Australia Pty Ltd, Sydney
-Deutsche Structured Finance Australia Limited, Sydney
-Deutsche Xenon Alpha Plus 2 Limited, Sydney
-Deutsche Xenon Limited, Sydney
-DNU Nominees Pty Limited, Sydney
-DTS Nominees Pty. Limited, Sydney
-First Australian Property Group Holdings Pty. Ltd., Sydney
-IYS Instalment Receipt Limited, Sydney
-Memax Pty. Limited, Sydney
-Nortfol Pty. Limited, Sydney
-OPS Nominees Pty. Limited, Sydney
-Pan Australian Nominees Pty. Limited, Sydney
-RBM Nominees Pty. Limited, Sydney
-RTS Nominees Pty Limited, Sydney
-Zenwix Pty. Limited, Sydney
DEUTSCHE BANK (CHILE) S.A., Santiago
Deutsche Bank (China) Co., Ltd., Peking
Deutsche Bank (Malaysia) Berhad, Kuala Lumpur
-DB (Malaysia) Nominee (Asing) Sdn. Bhd., Kuala Lumpur
-DB (Malaysia) Nominee (Tempatan) Sdn. Bhd., Kuala Lumpur
Deutsche Bank (Perú) S.A., Lima
Deutsche Bank (Portugal), S.A., Lissabon
-Navegator — SGFTC, S.A., Lissabon
Deutsche Bank (Suisse) SA, Genf
-Rued, Blass & Cie AG Bankgeschaeft, Zürich
-Zürich — Swiss Value AG, Zürich
Deutsche Bank (Uruguay) Sociedad Anónima Institución Financiera Externa, Montevideo
DEUTSCHE BANK A.S., Istanbul
Deutsche Bank Americas Finance LLC, Wilmington
Deutsche Bank Capital Markets S.p.A., Mailand
Deutsche Bank Financial Inc., Wilmington
Deutsche Bank Financial LLC, Wilmington
Deutsche Bank Luxembourg S.A., Luxemburg
-Aqueduct Capital S.à r.l., Luxemburg
-DB Palladium S.A., Luxemburg
-DB Valence II S.à r.l., Luxemburg
-DB Valence S.à r.l., Luxemburg
-Deutsche Finance No. 1 Limited, London
Deutsche Bank Polska Spólka Akcyjna, Warschau
-DB Securities S.A., Warschau
Deutsche Bank Privat- und Geschäftskunden Aktiengesellschaft, Frankfurt
-Berliner Bank AG & Co. KG, Berlin
-Berliner Bank Beteiligungs AG, Berlin
-Deutsche Bank PBC Spólka Akcyjna, Warschau
-KEBA Gesellschaft für interne Services mbH, Frankfurt
-Mainsee 608. V V GmbH, Frankfurt
-SENA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Halle II KG, Düsseldorf
-Servicegesellschaft der Deutschen Bank Privat- und Geschäftskunden mbH, Bonn
-Telefon-Servicegesellschaft der Deutschen Bank mbH, Frankfurt
-TESATUR Beteiligungsgesellschaft mbH & Co. Objekt Halle I KG, Düsseldorf
-TESATUR Beteiligungsgesellschaft mbH & Co. Objekt Nordhausen I KG, Düsseldorf

-Vertriebsgesellschaft mbH der Deutschen Bank Privat- und Geschäftskunden, Berlin
Deutsche Bank S.A., Buenos Aires
Deutsche Bank S.A. — Banco Alemão, Sao Paulo(Teilkonzern/Sub-group)
-DB Invest Fundo de Investimento Multimercado, Sao Paulo
-Deutsche Bank Corretora de Valores S.A., Sao Paulo
-Imobal — Imobiliária e Administradora Ltda., Sao Paulo
Deutsche Bank S.A. / N.V., Brüssel
Deutsche Bank Securities Limited, Toronto
Deutsche Bank Società per Azioni, Mailand
-DB Consortium S.C.a r.l., Mailand
-Deutsche Bank Mutui S.p.A., Mailand
-Fiduciaria Sant’ Andrea S.r.L., Mailand
-New Prestitempo S.p.A., Mailand
-RREEF Alternative Investments SGR S.p.A., Mailand
-RREEF Fondimmobiliari Società di Gestione del Risparmio S.p.A., Mailand
-RREEF Opportunities Management S.r.l., Mailand
Deutsche Bank Zártkörüen Müködö Részvénytársaság, Budapest
-Horka Ingatlankezelöés Befektetö Korlátolt Felelössegü Társaság, Budapest
Deutsche Bank, Sociedad Anónima Española, Barcelona
-DB Cartera de Inmuebles 1, S.A., Barcelona
-DB Cartera de Inmuebles 2, S.L., Barcelona
-DB Operaciones y Servicios Interactivos, A.I.E., Barcelona
-Deutsche Bank Credit, S.A., Madrid
-DWS Investments (Spain), S.G.I.I.C., S.A., Madrid
Deutsche Berri, Paris
Deutsche Capital Singapore Limited, Singapur
Deutsche Clubholding GmbH, Frankfurt
-GAT Golf am Tegernsee GmbH & Co. Grundstücksverwaltungs KG, Gmund am Tegernsee
-Golf-Club Margarethenhof am Tegernsee Verwaltungs GmbH, Waakirchen
-Gut Kaden Golf und Land Club GmbH, Alveslohe
Deutsche Courcelles, Paris
Deutsche Custody N.V., Amsterdam
Deutsche Dauphine, Paris
Deutsche Family Office GmbH, Frankfurt
Deutsche Far Eastern Asset Management Company Limited, Taipeh
Deutsche Finance No. 2 Limited, Georgetown
-Abbey Life Assurance Company Limited, London
-Abbey Life Farms Limited, London
-Abbey Life Pension and Annuities Limited, London
-Abbey Life Services Limited, London
-Abbey Life Trust Securities Limited, London
-Abbey Life Trustee Services Limited, London
-Antelope Life Assurance Company Limited, London
-Antelope Pension Trustee Services Limited, London
-Deutsche Holdings No. 4 Limited, London
-Dialcontact Limited, London
-Gisborne Life Assurance Company Limited, London
-Jetastute Limited, London
-NLA Tower Management Limited, London
Deutsche Financial Services (Malta) Limited, St. Julians
Deutsche Friedland, Paris
Deutsche Grundbesitz-Anlagegesellschaft mbH & Co Löwenstein Palais, Eschborn
Deutsche Holdings (Chile) S.A., Santiago
Deutsche Holdings (Malta) Ltd., St. Julians
-Deutsche Group Holdings (SA) (Proprietary) Limited, Johannesburg
-Deutsche Holdings (SA) (Proprietary) Limited, Kapstadt
-Deutsche Securities (Proprietary) Limited, Johannesburg
-Deutsche Securities (SA) (Proprietary) Limited, Johannesburg
-Deutsche Securities Korea Co., Seoul
-JR Nominees (Proprietary) Limited, Johannesburg
Deutsche Holdings Limited, London
-DB UK Bank Limited, London
-Deutsche Equity Funds Holdings Limited, London
-Deutsche Equity Funds Investments Limited, London
-Deutsche Properties Limited (in member’s voluntary liquidation), London
-Deutsche Trustee Company Limited, London

-Morgan Grenfell (Housing Finance) Limited, London
-Morgan Grenfell (Local Authority Finance) Limited, London
-Morgan Grenfell (Local Authority Services) Limited, London
Deutsche Holdings No. 2 Limited, London
-Absolute Energy S.p.A., Rom
-Anemos ITA 1 S.r.l., Rom
-Arche Investments Limited, London
-Autumn Leasing Limited, London
-Bankers Trust International PLC, London
-Bebek Varlik Yönetym A.S., Istanbul
-BT Money Markets Fund No. 1 Limited, London
-Campanology Leasing Limited, Georgetown
-City Leasing (Avonside) Limited, London
-City Leasing (Clydeside) Limited, London
-City Leasing (Donside) Limited, London
-City Leasing (Fleetside) Limited, London
-City Leasing (Medwayside) Limited, London
-City Leasing (Severnside) Limited, London
-City Leasing (Thameside) Limited, London
-City Leasing (Wearside) Limited, London
-City Leasing and Partners, London
-City Leasing and Partners Limited, London
-City Leasing Limited, London
-City Transport Leasing, London
-Crescent Gold Limited, Perth
-Custom Leasing Limited, London
-D B Rail Holdings (UK) No. 1 Limited, London
-D B Rail Holdings (UK) No. 2 Limited, London
-Dark Blue Investments Limited, Georgetown
-DB Aotearoa Finance Limited, Georgetown
-DB Aotearoa Investments Limited, Georgetown
-DB AR Services Limited, London
-DB Asset Leasing Limited, London
-DB Capital Partners (Europe) 2000 — A Founder Partner LP, Wilmington
-DB Capital Partners (Europe) 2000 — B Founder Partner LP, Wilmington
-DB Capital Partners Europe 2002 Founder Partner LP, Wilmington
-DB Capital Partners General Partner Limited, London
-DB Chestnut Holdings Limited, Georgetown
-DB Crest Limited, St. Helier
-DB Enfield Infrastructure Holdings Limited, St. Helier
-DB Enfield Infrastructure Investments Limited, St. Helier
-DB Equity Limited, London
-DB Group Services (UK) Limited, London
-DB Henlow Investments Limited, Georgetown
-DB Infrastructure Holdings (UK) No.1 Limited, London
-DB Infrastructure Holdings (UK) No.2 Limited, London
-DB Infrastructure Holdings (UK) No.3 Limited, London
-DB International Investments Limited, London
-DB Jasmine No. 2 (Cayman) Limited, Georgetown
-DB Marcassin (Cayman) Holdings Limited, Georgetown
-DB Marcassin (Cayman) No. 1 Limited, Georgetown
-DB Marcassin (Cayman) No. 2 Limited, Georgetown
-DB Nexus Iberian Investments (UK) Limited, London
-DB Nexus Investments (UK) Limited, London
-DB Overseas Holdings Limited, London
-DB Platinum Advisors, Luxemburg
-DB Pyrus (Cayman) Limited, Georgetown
-DB Rail Investments (UK) Limited, London
-DB Rail Trading (UK) Limited, London
-DB Road (UK) Limited, Georgetown
-DB Sangha (Cayman) Limited (in member’s voluntary liquidation), Georgetown
-DB Saturn Investments Limited, London
-DB Sedanka Limited, Georgetown
-DB Sirius (Cayman) Limited, Georgetown
-DB Sterling Finance Limited, Georgetown
-DB Trustee Services Limited, London

-DB Tweed Limited, Georgetown
-DB U.K. Nominees Limited, London
-DB UK (Saturn) Limited, London
-DB UK Australia Finance Limited, Georgetown
-DB UK Australia Holdings Limited, London
-DB UK Holdings Limited, London
-DB Valiant (Cayman) Limited, Georgetown
-DB Valiant B.V., London
-DB Vanquish (UK) Limited, London
-DB Vantage (UK) Limited, London
-DB Vantage No.2 (UK) Limited, London
-DB Vantage No.3 (UK) Limited, London
-DB Venture Partners (Europe) 2000 Founder Partner LP, Wilmington
-DB Venture Partners (Europe) 2001 Founder Partner LP, London
-DB Venture Partners General Partner Limited, London
-DB Willow (UK) Limited, London
-DBIGB Finance (No. 1) Limited, St. Helier
-DBIGB Finance (No. 2) Limited, London
-DBMG Trust Company Limited, St. Peter Port
-DBOI Global Services (UK) Limited, London
-DBUKH Finance Limited, London
-December Leasing Limited, London
-Deutsche (Aotearoa) Capital Holdings New Zealand, Auckland
-Deutsche (Aotearoa) Foreign Investments New Zealand, Auckland
-Deutsche Aviation Leasing Limited, London
-Deutsche Bank (Cayman) Limited, Georgetown
-Deutsche Bank (Mauritius) Limited, Port Louis
-Deutsche Bank International Limited, St. Helier
-Deutsche Bank International Trust Co. (Cayman) Limited, Georgetown
-Deutsche Bank International Trust Co. (Jersey) Limited, St. Helier
-Deutsche Bank International Trust Co. Limited, St. Peter Port
-Deutsche Bank Investments (Guernsey) Limited, St. Peter Port
-Deutsche Bank Nominees (Guernsey) Limited, St. Peter Port
-Deutsche Bank Nominees (Jersey) Limited, St. Helier
-Deutsche Bank Services (Jersey) Limited, St. Helier
-Deutsche Bank Trustee Services (Guernsey) Limited, St. Peter Port
-Deutsche Capital Finance (2000) Limited, Georgetown
-Deutsche Debt Investment (Mauritius) Limited, Port Louis
-Deutsche Emerging Markets Investments (Netherlands) B.V., Amsterdam
-Deutsche Equities (Mauritius) Limited, Port Louis
-Deutsche Fiduciary Services (Suisse) SA, Genf
-Deutsche Finance No. 2 (UK) Limited, London
-Deutsche Finance No. 3 (UK) Limited, London
-Deutsche Finance No. 4 (UK) Limited, London
-Deutsche Finance No. 6 (UK) Limited, London
-Deutsche Global Markets Limited, Tel Aviv
-Deutsche Holdings (BTI) Limited, London
-Deutsche Holdings No. 3 Limited, London
-Deutsche International Corporate Services Limited, St. Helier
-Deutsche International Custodial Services Limited, St. Helier
-Deutsche International Financial Services (Ireland) Limited, Dublin
-Deutsche International Holdings (UK) Limited, London
-Deutsche International Holdings B.V., Amsterdam
-Deutsche International Trust Company N.V., Amsterdam
-Deutsche International Trust Corporation (C.I.) Limited, St. Helier
-Deutsche International Trust Corporation (Mauritius) Limited, Port Louis
-Deutsche International Trustee Services (C.I.) Limited, St. Helier
-Deutsche Investments (Netherlands) N.V., Amsterdam
-Deutsche Morgan Grenfell Development Capital Italy S.A., Luxemburg
-Deutsche Morgan Grenfell Development Capital Luxembourg S.A., Luxemburg
-Deutsche Morgan Grenfell Group Public Limited Company, London
-Deutsche Nominees Limited, London
-Deutsche Overseas Holdings (Netherlands) B.V., Amsterdam
-Deutsche Participations (Mauritius) Limited, Port Louis
-Deutsche Securities (Peru) S.A., Lima
-Deutsche Securities Colombia S.A., Bogota

-Deutsche Securities Israel Ltd., Tel Aviv
-Deutsche Securities Venezuela S.A., Caracas
-Deutsche Transnational Trustee Corporation Inc, Charlottetown
-DRT Limited International SRL, Bukarest
-Executive Management International Services (C.I.) Limited, St. Peter Port
-Gulara Pty Ltd, Sydney
-HAH Limited, London
-Harbour Investments YK, Tokio
-Helios ITA 2 S.r.l., Rom
-Helios ITA S.r.l., Mailand
-Herengracht Financial Services B.V., Amsterdam
-International Operator Limited, London
-Lammermuir Leasing Limited, London
-Lapstone Limited (in member’s voluntary liquidation), St. Helier
-Laser Leasing Limited, Georgetown
-Laverton Nickel Pty Limited, Subiaco
-London Industrial Leasing Limited, London
-Manufacturers Leasing Limited, London
-Marine Operator Limited (in member’s voluntary liquidation), London
-Morgan Grenfell & Co. Limited, London
-Morgan Grenfell California Corporation, Kentfield
-Morgan Grenfell Development Capital Nominees Limited, London
-Mousecrest Limited (in member’s voluntary liquidation), London
-Phoebus Leasing Limited, Georgetown
-Pitt Street Nominees Limited, St. Helier
-Pyramid Acquisitions B.V., Amsterdam
-Quattro Lease Management Limited, London
-Ranfurly Investments Limited (in member’s voluntary liquidation), London
-Regula Limited, Road Town
-REIB Europe Investments Limited, London
-REIB International Holdings Limited, London
-RREEF Infrastructure Limited, London
-RREEF REFlex Fund Ltd., Georgetown
-Ruamthunpaibul Company Limited, Bangkok
-Stores Funding Limited, Georgetown
-Stores International Limited, Georgetown
-Suppli Investments (Cayman) No 1 Limited, Georgetown
-Suppli Investments (Netherlands) No. 1 N.V., London
-Tempurrite Leasing Limited, London
-Thankgate Limited (in member’s voluntary liquidation), London
-Tokyo Commercial 92, Inc., Tokio
-Trevona Limited, Road Town
-Triplereason Limited, London
-Trout Pond Partnership LP, London
-UFG (UK) Limited (in member’s voluntary liquidation), London
-Uranium West Holdings Ltd, Vancouver
-Uranium West Pty Limited, Subiaco
-Villetri Investments Limited, St. Helier
-WMH (No. 1) Limited, London
-WMH (No. 10) Limited, London
-WMH (No. 15) Limited, London
-WMH (No. 16) Limited, London
-WMH (No. 17) Limited, London
-WMH (No. 4) Limited, London
-WMH (No. 5) Limited, London
-WMH (No. 7) Limited, London
Deutsche Immobilien Leasing GmbH, Düsseldorf
-DIB-Consult Deutsche Immobilien- und Beteiligungs-Beratungsgesellschaft mbH, Düsseldorf
-DIL CONTRACT Projektmanagement GmbH, Düsseldorf
-DIL Deutsche Baumanagement GmbH, Düsseldorf
-DIL Financial Services GmbH & Co. KG, Düsseldorf
-DISCA Beteiligungsgesellschaft mbH, Düsseldorf
-Leasing Verwaltungsgesellschaft Waltersdorf mbH, Schönefeld
-PADUS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-SAGITA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-SAPIO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

-SENA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Fehrenbach KG, Düsseldorf
-TELO Beteiligungsgesellschaft mbH, Schönefeld
-ZELLU Grundstücks-Vermietungsgesellschaft mbH, Schönefeld
Deutsche International Corporate Services (Ireland) Limited, Dublin
-Cugar GmbH, Eschborn
-Deutsche International Finance (Ireland) Limited, Dublin
-Rimvalley Limited, Dublin
Deutsche Inversiones Dos S.A., Santiago
Deutsche Investments (Ireland) Limited, Dublin
Deutsche New Zealand Limited, Auckland(Teilkonzern/Sub-group)
-Deutsche (New Munster) Holdings New Zealand Limited, Auckland
-Deutsche Capital Markets New Zealand (No.1) Limited, Auckland
-Deutsche Domus New Zealand Limited, Auckland
-Deutsche Finance New Zealand Limited, Auckland
-Deutsche Financial Corporation New Zealand Limited, Auckland
-Deutsche Foras New Zealand Limited, Auckland
-Deutsche International Investments New Zealand Limited, Auckland
-Deutsche Offshore Finance Investments (Pacific) Limited, Georgetown
-Deutsche Overseas Issuance New Zealand Limited, Auckland
-Deutsche Securities New Zealand Limited, Auckland
-Deutsche Services New Zealand Limited, Auckland
-Kingfisher Nominees Limited, Auckland
-LWC Nominees Limited, Auckland
Deutsche Representaciones y Mandatos S.A., Buenos Aires
Deutsche Securities Algeria SPA, Algier
-Strategica Finance SPA, Algier
Deutsche Securities Limited, Hongkong
-Deutsche Securities Inc., Tokio
Deutsche Securities Menkul Degerler A.S., Istanbul
Deutsche Securities Saudi Arabia LLC, Riad
Deutsche Securities Sociedad de Bolsa S.A., Buenos Aires
Deutsche StiftungsTrust GmbH, Frankfurt
Deutsche Trans-Pacific New Zealand, Auckland
Deutsche Transaction France S.A.S., Paris
Deutsches Institut für Altersvorsorge GmbH, Frankfurt
Ditka LLC, Wilmington
-I Synfuels, LLC, Wilmington
-Payton LLC, Wilmington
Drolla GmbH, Frankfurt
DWS Investment S.A., Luxemburg
-DB Fund (Mauritius) Limited, Port Louis
-Deutsche Haussmann, S.à r.l., Luxemburg
DWS Schweiz GmbH, Zürich
Dynamic Funds (SICAV), Luxemburg
EDORA Funding GmbH, Frankfurt
Elba Finance GmbH, Eschborn
ELDO ERSTE Vermögensverwaltungs GmbH, Eschborn
Erda Funding GmbH, Eschborn
Eteria Energia Solar, S.L., Madrid
European Asian Bank (Hong Kong) Nominees Limited, Hongkong
Franz Urbig- und Oscar Schlitter-Stiftung Gesellschaft mit beschränkter Haftung, Frankfurt
Funds Nominees Limited, London
Ganymed 373. V V GmbH, Frankfurt
Grundstücksvermietungsgesellschaft Wilhelmstr. mbH, Düsseldorf
Hessische Immobilien-Verwaltungs-Gesellschaft mit beschränkter Haftung, Eschborn
Hudson GmbH, Eschborn
Hypotheken-Verwaltungs-Gesellschaft mbH, Frankfurt
Investissements Eiffel, Paris
Ironland Limited, London
Joliet Finance LLC, Wilmington
JPCB-Bero GmbH, Eschborn
KHP Knüppe, Huntebrinker & Co. GmbH, Osnabrück
Klöckner Industriebeteiligungsgesellschaft mbH, Frankfurt
LA Water Holdings Limited, Georgetown
-LAWL Pte. Ltd., Singapur
LaSalle Finance LLC, Wilmington

Lebus L.P., Georgetown
Licorne Gestion, Paris
Lindsell Finance Limited, Valletta
-Lindsell Malta Investments Limited, Valletta
Maxblue Americas Holdings, S.A., Madrid
-MXB U.S.A., Inc., Wilmington
MEPO Beteiligungs Aktiengesellschaft, Frankfurt
Midsel Limited, London
Mira GmbH & Co. KG, Frankfurt
“modernes Frankfurt” private Gesellschaft für Stadtentwicklung mbH, Frankfurt
Morgan Nominees Limited, London
New Europe Capital Partners Limited, Wembley
NIESA Beteiligungs Aktiengesellschaft, Frankfurt
Nordwestdeutscher Wohnungsbauträger Gesellschaft mit beschränkter Haftung, Frankfurt
-DBG Vermögensverwaltungsgesellschaft mbH, Frankfurt
-DVCG Deutsche Venture Capital Gesellschaft mbH & Co. Fonds II KG i.L., München
-M.E.V.I. Beteiligungs GmbH, Frankfurt
-VCG Venture Capital Fonds III Verwaltungs GmbH, München
-VCG Venture Capital Gesellschaft mbH, München
OOO “Deutsche Bank”, Moskau
Palm Oil Partners I GmbH, Frankfurt
Pembol Nominees Limited, London
Percy Limited, Gibraltar
Phoebus Investments LP, Wilmington
Pratham Mauritius (No. 1) Limited, Port Louis
-Pratham Mauritius (No. 2) Limited, Port Louis
Primelux Insurance S.A., Luxemburg
Private Equity Asia Select Company III S.à r.l., Luxemburg
Private Equity Global Select Company IV S.à r.l., Luxemburg
Private Equity Global Select Company V S.à r.l., Luxemburg
Private Financing Initiatives, S.L., Barcelona
-IOS Finance EFC, S.A., Barcelona
REIPA Beteiligungs Aktiengesellschaft, Frankfurt
ROPA Beteiligungsgesellschaft mbH, Frankfurt
RREEF Agency S.r.l., Mailand
RREEF Management GmbH, Eschborn
-AV America Grundbesitzverwaltungsgesellschaft mbH, Frankfurt
-DB Immobilienfonds Noba Dr. Juncker KG, Eschborn
-DB Immobilienfonds Rho Dr. Juncker KG, Eschborn
-DB Immobilienfonds Wohnanlage Mainz-Kästrich GmbH & Co. KG, Eschborn
-DB Real Estate Canadainvest 1 Inc., Toronto
-DB Real Estate Spezial Invest Portugal — Sociedade Imobiliaria Unipessoal, Lda., Lissabon
-DEGRU Erste Beteiligungsgesellschaft mbH, Eschborn
-DEGRU Zweite Beteiligungsgesellschaft mbH, Eschborn
-Deutsche Bank Realty Advisors, Inc., New York
-Deutsche Gesellschaft für Immobilienanlagen “America” mbH i.L., Bad Homburg
-Deutsche Grundbesitz Beteiligungsgesellschaft mbH, Eschborn
-Deutsche Grundbesitz-Anlagegesellschaft mit beschränkter Haftung, Eschborn
-DI Deutsche Immobilien Baugesellschaft mbH, Eschborn
-DI Deutsche Immobilien Baugesellschaft mbH & Co. Vermietungs KG, Eschborn
-DI Deutsche Immobilien Treuhandgesellschaft mbH, Eschborn
-Dritte DB Immobilienfonds Beta Dr. Rühl KG, Eschborn
-Erste DB Immobilienfonds Beta Dr. Rühl KG, Eschborn
-FLÖRLA Beteiligungsgesellschaft mbH, Eschborn
-Fünfte DB Immobilienfonds Beta Dr. Rühl KG, Eschborn
-gi-Verwaltungsgesellschaft mbH, Eschborn
-IB Associate, LLC, New York
-IC Associate, LLC, New York
-IC Chicago Associates LLC, Wilmington
-IMM Associate, LLC, New York
-JADE Residential Property AG, Eschborn
-JG Japan Grundbesitzverwaltungsgesellschaft mbH, Eschborn
-Metropol 2 Prag KG, Eschborn
-ONW Chicago LLC, Wilmington
-RREEF Investment GmbH, Eschborn
-RREEF Spezial Invest GmbH, Eschborn

-Sechste DB Immobilienfonds Beta Dr. Rühl KG, Eschborn
-Vierte DB Immobilienfonds Beta Dr. Rühl KG, Eschborn
-5000 Yonge Street Toronto Inc., Toronto
-Zweite DB Immobilienfonds Beta Dr. Rühl KG, Eschborn
RREEF REFlex Master Portfolio Ltd., Georgetown
Schiffsbetriebsgesellschaft Brunswik mit beschränkter Haftung, Hamburg
Story L.P., Georgetown
Süddeutsche Vermögensverwaltung Gesellschaft mit beschränkter Haftung, Frankfurt
Taunus Corporation, Wilmington(Teilkonzern/Sub-group)
-ABFS I Incorporated, Baltimore
-ABS Leasing Services Company, Chicago
-ABS MB Limited, Baltimore
-Accounting Solutions Holding Company, Inc., Wilmington
-Alex. Brown Financial Services Incorporated, Baltimore
-Alex. Brown Investments Incorporated, Baltimore
-Alex. Brown Management Services, Inc., Baltimore
-Allsar Inc., Wilmington
-Altamira LLC, Wilmington
-AM-DB Nevada, Inc., Las Vegas
-Americas Trust Servicios de Consultoria, S.A., Madrid
-Annandale LLC, Wilmington
-APC EAT LLC, Wilmington
-Argent Incorporated, Baltimore
-Atlantic No. 1 Limited, London
-B.T. Vordertaunus (Luxembourg), S.à r.l., Luxemburg
-B.T.I. Investments, London
-BAL Servicing Corporation, Wilmington
-Bankers Company, Inc., Trenton
-Bankers International Corporation, New York
-Bankers International Corporation (Brasil) Ltda., Sao Paulo
-Bankers Trust Caribe Capital Markets, Inc., Hato Rey
-Bankers Trust International Finance (Jersey) Limited, St. Helier
-Bankers Trust Investments Limited, London
-Bankers Trust Nominees Limited, London
-Barkly Investments Ltd., St. Helier
-Beachwood Properties Corp., Wilmington
-Bleeker Investments Limited, Wilmington
-Blue Cork, Inc., Wilmington
-Bluewater Creek Management Co, Wilmington
-Bolar Flat LLP, Wilmington
-Bonsai Investment AG, Frauenfeld
-Britannia Limited, London
-Broome Investments Limited, Wilmington
-BT (Far East) Limited, Hongkong
-BT American Securities (Luxembourg), S.à r.l., Luxemburg
-BT Azure No. 1 Limited, Georgetown
-BT Ben Nevis Limited, Georgetown
-BT Boasley (Cayman) Limited, Georgetown
-BT Brokerage Corporation, Wilmington
-BT Bryce Limited, Georgetown
-BT Cascades No. 2 Limited, Georgetown
-BT Cascades No. 3 Limited, Georgetown
-BT Cayman Income No. 1, Georgetown
-BT Cayman Income No. 2, Georgetown
-BT Commercial Corporation, Wilmington
-BT CTAG Nominees Limited, London
-BT Devonport Limited, Georgetown
-BT Finance (Jersey) No.1, St. Helier
-BT Finance (Jersey) No.2, St. Helier
-BT Finance (Jersey) No.3, St. Helier
-BT Finance (Leasing) Limited (in member’s voluntary liquidation), London
-BT Finance (Leasing) No. 2 Limited, London
-BT Finance L.P., Georgetown
-BT Globenet Nominees Limited, London
-BT Harborside Urban Renewal Corporation, West Trenton
-BT Hobart (Cayman) No. 1 Limited, Georgetown

-BT Maulbronn GmbH, Eschborn
-BT McKinley Limited, Georgetown
-BT Milford (Cayman) Limited, Georgetown
-BT Muritz GmbH, Eschborn
-BT Murrayfield Limited (in member’s voluntary liquidation), Edinburgh
-BT Notes Limited, Georgetown
-BT Opera Trading S.A., Paris
-BT Pension Fund Trustees Limited, London
-BT Sable LLC, Wilmington
-BT Vordertaunus Verwaltungs- und Beteiligungsgesellschaft mbH, Eschborn
-BT/ABKB Partnership Management, Los Angeles
-BTAS Cayman GP, Georgetown
-BTFIC — Portugal, Gestao e Investimentos (Sociedade Unipessoal) S.A., Funchal
-BTMWB Investments No.1 Limited, St. Helier
-BTVR Investments No. 1 Limited, St. Helier
-Budget Hotels No. 1 Limited, St. Helier
-Bull Pasture LLP, Wilmington
-C. J. Lawrence Inc., Wilmington
-Caneel Bay Holding Corp., Chicago
-Cape Acquisition Corp., Wilmington
-CapeSuccess LLC, Wilmington
-CapeSuccess, Inc., Wilmington
-Career Blazers Consulting Services, Inc., Albany
-Career Blazers Contingency Professionals, Inc., Albany
-Career Blazers Learning Center of Los Angeles, Inc., Los Angeles
-Career Blazers LLC, Wilmington
-Career Blazers Management Company, Inc., Albany
-Career Blazers New York, Inc., Albany
-Career Blazers of Ontario, Inc., London, Ontario
-Career Blazers Personnel Services of Washington, D.C., Inc., Washington D.C.
-Career Blazers Personnel Services, Inc., Albany
-Career Blazers Service Company, Inc., Wilmington
-Caribbean Resort Holdings, Inc., New York
-Castlewood Expansion Partners, L.P., Wilmington
-Castor LLC, Wilmington
-CBI NY Training, Inc., Albany
-Cedar Investment Co., Wilmington
-Centennial River 1 Inc., Denver
-Centennial River 2 Inc., Austin
-Centennial River Acquisition I Corporation, Wilmington
-Centennial River Acquisition II Corporation, Wilmington
-Centennial River Corporation, Wilmington
-Charlton (Delaware), Inc., Wilmington
-Civic Investments Limited, St. Helier
-CLA-DB Nevada, Inc., Las Vegas
-ClarksonX Inc., Wilmington
-CNS Cayman Holdings One Ltd., Georgetown
-Coronus L.P., St. Helier
-Crosby Investments Limited, Wilmington
-Cyrus J. Lawrence Capital Holdings, Inc., Wilmington
-D.B. International Delaware, Inc., Wilmington
-DB (Pacific) Limited, Wilmington
-DB (Pacific) Limited, New York, New York
-DB Alex. Brown Exchange Fund I, L.P., Baltimore
-DB Alex. Brown Holdings Incorporated, Wilmington
-DB Alternative Trading Inc., Wilmington
-DB Americas Funding Corp., Wilmington
-DB Americas Infrastructure Holdings, L.L.C., Wilmington
-DB Arbitrage Mortgage, Inc., Baltimore
-DB Baltimore, Inc., New York
-DB Barbados, Inc., Wilmington
-DB Barges Inc., New York
-DB Bedford Investments Limited, Wilmington
-DB Bluebell Investments (Cayman) Partnership, Georgetown
-DB Boca Mortgage Corp., Baltimore
-DB Capital Advisers, Inc., Wilmington

-DB Capital Holdings 2, Inc., Wilmington
-DB Capital Investments, Inc., Wilmington
-DB Capital Management, Inc., Wilmington
-DB Capital Mortgage Corp., Baltimore
-DB Capital Partners Latin America, G.P. Limited, Georgetown
-DB Capital Partners, Inc., Wilmington
-DB Capital Partners, Latin America, LP, Georgetown
-DB Capital, Inc., Wilmington
-DB Cash Mortgage Corp., Baltimore
-DB Commodity Services LLC, Wilmington
-DB Crown Mortgage Corp., Baltimore
-DB Delaware Holdings (Europe) Limited, Wilmington
-DB Delaware Holdings (UK) Limited, London
-DB Depositor Inc., Wilmington
-DB Eagle Mortgage Corp., Baltimore
-DB Elara LLC, Wilmington
-DB Energy Trading LLC, Wilmington
-DB Equipment Leasing, Inc., New York
-DB Equity Mortgage Corp., Baltimore
-DB ESC Corporation, Wilmington
-DB Ever, Inc., New York
-DB Fillmore Lender Corp., Wilmington
-DB Finance (Delaware), LLC, Wilmington
-DB Finance Holdings, Inc., Wilmington
-DB Franklin Investments Inc., Wilmington
-DB Funding Corporation # 1, Wilmington
-DB Funding Corporation # 3, Wilmington
-DB Funding LLC #4, Wilmington
-DB Funding LLC #5, Wilmington
-DB Funding LLC #6, Wilmington
-DB Funding, L.P., Baltimore
-DB FVT Japan Long/Short Fund Ltd., Georgetown
-DB Galil Finance, Inc., Wilmington
-DB Gamla (Cayman), Georgetown
-DB Ganymede 2006 L.P., Georgetown
-DB Ganymede Corp., Georgetown
-DB Global Alternative Agribusiness Master Portfolio Ltd., Georgetown
-DB Global Market Neutral Opportunistic Master Portfolio Ltd., Georgetown
-DB Global Markets Multi-Strategy Fund I Limited, Georgetown
-DB Global Processing Services, Inc., Wilmington
-DB Green Holdings Corp., Wilmington
-DB Green Mortgage Corp., Baltimore
-DB Green, Inc., New York
-DB Hawks Nest, Inc., Wilmington
-DB Hedgeworks Fund Services Limited, Georgetown
-DB HedgeWorks, LLC, Wilmington
-DB Holdings (New York), Inc., New York
-DB Holdings (South America) Limited, Wilmington
-db home lending holdings llc, Wilmington
-db home lending llc, Lake Forest
-DB Horizon, Inc., Wilmington
-DB Hubert Investments Limited, Wilmington
-DB Hudson, LLC, Wilmington
-DB Hypernova LLC, Wilmington
-DB Investment Management, Inc., Wilmington
-DB Investment Managers, Inc., Wilmington
-DB Investment Partners, Inc., New York
-DB Investment Resources (US) Corporation, Wilmington
-DB Investment Resources Holdings Corp., Wilmington
-DB Io LP, Wilmington
-DB IROC Leasing Corp., New York
-DB Jefferson Investments Limited, Wilmington
-DB Kaizen Master Portfolio Ltd., Georgetown
-DB Keystone, LLC, Wilmington
-DB King Investments Limited, Wilmington
-DB Lafayette Investments Limited, Wilmington

-DB Laight Investments Limited, Wilmington
-DB Leroy Investments LLC, Wilmington
-DB Lexington Investments Inc., Wilmington
-DB Liberty, Inc., Wilmington
-DB Liquid Mortgage Corp., Baltimore
-DB Litigation Fee LLC, Wilmington
-DB Madison, LLC, Wilmington
-DB Management Partners, L.P., Wilmington
-DB Mezzanine Fund Managing Member, LLC, New York
-DB Moore Investments Limited, Wilmington
-DB Mortgage Investment Inc., Baltimore
-DB Mortgage Services, LLC, Wilmington
-DB Ormond No. 3, L.P., Wilmington
-DB Overseas Finance Delaware, Inc., Wilmington
-DB Partner Mortgage Corp., Baltimore
-DB Partnership Management II, LLC, Wilmington
-DB Partnership Management Ltd., Wilmington
-DB Perry Investments Limited, Wilmington
-DB Philmor, Inc., New York
-DB Portfolio Southwest, Inc., Houston
-DB Potomac, Inc., New York
-DB Principal Finance LLC, Wilmington
-DB Private Clients Corp., Wilmington
-DB Private Wealth Mortgage Ltd., New York
-DB Pyramid Corp., New York
-DB Realty Resources, Inc., New York
-DB Reverse Exchange Services Corp., Wilmington
-DB Rivington Investments Limited, Georgetown
-DB RMS Leasing (Cayman) L.P., Georgetown
-DB Rugby Finance (Cayman), Georgetown
-DB Rutland Finance Limited, Ramat Gan
-DB Samay Finance No. 2, Inc., Wilmington
-DB Second Funding Corp., Wilmington
-DB Securities Services NJ Inc., New York
-DB Services (New York), Inc., New York
-DB Services New Jersey, Inc., West Trenton
-DB Services Tennessee, Inc., Wilmington
-DB Servicios Mexico, S.A. de C.V., Mexiko Stadt
-DB Shenandoah, Inc., Wilmington
-DB Short Alpha Master Portfolio Ltd., Georgetown
-DB Stanton Investments LLC, Wilmington
-DB Straits, Inc., New York
-DB Structured Derivative Products, LLC, Wilmington
-DB Structured Finance Credit Opportunities Master Portfolio Ltd., Georgetown
-DB Structured Products, Inc., Wilmington
-DB U.S. Financial Markets Holding Corporation, Wilmington
-DB Vandam Investments Limited, Wilmington
-DB Ventures (New York), Inc., New York
-DB Vestry Investments Limited, Wilmington
-DB Warren Investments Limited, Georgetown
-DB Waverly Investments Limited, Wilmington
-DB West Financing LLC, Wilmington
-DB Yarden Finance Limited, Ramat Gan
-DB-SP Holdings, Inc., Wilmington
-DBAB Wall Street, LLC, Wilmington
-DBAH Capital, LLC, Wilmington
-DBAH Funding Corp., Wilmington
-DBAS Cayman Holdings 1 Limited, Georgetown
-DBAS Cayman Holdings 2 Limited, Georgetown
-DBCIBZ1, Georgetown
-DBCIBZ2, Georgetown
-DBD Mezzanine Corp., Wilmington
-DBD Pilgrim America Corp., Wilmington
-DBFIC, Inc., Wilmington
-DBINZ LP, Wilmington
-DBNY Brazil Invest Co., Wilmington

-DBP Commercial Mortgage LLC, Wilmington
-DBRMS4, Georgetown
-DBRMSGP1, Georgetown
-DBRMSGP2, Georgetown
-DBS Technology Ventures, L.L.C., Wilmington
-DBUSBZ1, LLC, Wilmington
-DBUSBZ2, LLC, Wilmington
-DBUSH Funding Corp., Wilmington
-DBUSH Markets, Inc., Wilmington
-DBVR Investments No. 3 Ltd., Wilmington
-DeAM Investor Services, Inc., Boston
-DeAM Management Company S.A., Luxemburg
-Deer River, L.P., Wilmington
-Delaware Bay Risk Solutions LLC, Wilmington
-Delowrezham de Mexico S. de R.L. de C.V., Mexiko Stadt
-Deutsche (SRV) Investment Corporation, Wilmington
-Deutsche (SS&C) Investment Corporation, Wilmington
-Deutsche Alt-A Securities, Inc., Wilmington
-Deutsche Asset Management Canada Limited, Toronto
-Deutsche Bank Americas Holding Corp., Wilmington
-Deutsche Bank Berkshire Mortgage, Inc., Wilmington
-Deutsche Bank Capital Holdings, Inc., Wilmington
-Deutsche Bank Holdings, Inc., Wilmington
-Deutsche Bank Insurance Agency Incorporated, Baltimore
-Deutsche Bank Insurance Agency of Delaware, Wilmington
-Deutsche Bank Insurance Agency of Massachusetts Incorporated, Boston
-Deutsche Bank Mortgage Capital, L.L.C., Wilmington
-Deutsche Bank México S.A. Institución de Banca Múltiple, Mexiko Stadt
-Deutsche Bank National Trust Company, Los Angeles
-Deutsche Bank Securities Inc., Wilmington
-Deutsche Bank Trust Company Americas, New York
-Deutsche Bank Trust Company Delaware, Wilmington
-Deutsche Bank Trust Company New Jersey Ltd., Jersey City
-Deutsche Bank Trust Company, National Association, New York
-Deutsche Bank Trust Corporation, New York
-Deutsche Canada Investor Services Co., Halifax
-Deutsche Capital Asset Corporation, Wilmington
-Deutsche Capital Planning Corporation, Wilmington
-Deutsche Capital Stock Corporation, Wilmington
-Deutsche Cayman Ltd., Georgetown
-Deutsche Financial Services Puerto Rico Corporation, San Juan
-Deutsche International Corporate Services (Delaware) LLC, Wilmington
-Deutsche Inversiones Limitada, Santiago
-Deutsche Investment Management Americas Inc., Wilmington
-Deutsche Leasing New York Corp., New York
-Deutsche Master Funding Corporation, Wilmington
-Deutsche Mortgage & Asset Receiving Corporation, Wilmington
-Deutsche Mortgage Securities, Inc., Wilmington
-Deutsche Securities Corredores de Bolsa Ltda., Santiago
-Deutsche Securities, S.A. de C.V., Casa de Bolsa, Mexiko Stadt
-Deutsche US Small Cap Deep Value QP Trust, Salem
-DFC Residual Corp., Reno
-DMG Technology Management, L.L.C., Wilmington
-DMJV, New York
-DowningX LLC, Wilmington
-DWS Alternative Municipal Strategies Fund, LLC, Wilmington
-DWS Investments Annuities and Life Services Inc., Wilmington
-DWS Investments Distributors, Inc., Wilmington
-DWS Investments Fund Accounting Corporation, Wilmington
-DWS Investments Service Company, Wilmington
-DWS Trust Company, Salem
-ECT Holdings Corp., Wilmington
-Ero Properties, Inc., New York
-Estate Holdings, Inc., St. Thomas
-Farezco I, S. de R.L. de C.V., Zapopan
-Farezco II, S. de R.L. de C.V., Zapopan

-Feldberg LLC, Wilmington
-Filaine, Inc., Wilmington
-Firstee Investments LLC, Wilmington
-FJC Property Corp., Wilmington
-Flinders LLC, Wilmington
-Fundo de Investimento em Quotas de Fundos de Investimento em Direitos Creditorios Nao-Padronizados Global Markets, Rio de Janeiro
-G Finance Holding Corp., Wilmington
-GACC Funding Corporation, Wilmington
-GAFCo Funding Corp., Wilmington
-Garnet Properties Corp., New York
-Gemini Technology Services Inc., Wilmington
-German American Capital Corporation, Baltimore
-Glacier Mountain, L.P., Wilmington
-Global Alliance Finance Company, L.L.C., Wilmington
-Global Commercial Real Estate Special Opportunities Limited, St. Helier
-Global Markets Fundo de Investimento Multimercado, Rio de Janeiro
-Global Markets III Fundo de Investimento Multimercado — Crédito Privado e Investimento No Exterior, Rio de Janeiro
-GlobalX LLC, Wilmington
-Greene Investments Limited, Georgetown
-GreenwichX LLC, Wilmington
-Greenwood Properties Corp., New York
-Hac Investments Ltd., Wilmington
-HAC Investments Portugal — Servicos de Consultadoria e Gestao Ltda., Lissabon
-Hertz Car Exchange Inc., Wilmington
-Home Closer LLC, New York
-Hone Quarry LP, Georgetown
-HudsonX Inc., Wilmington
-IP EAT Four LLC, Wilmington
-IP EAT One LLC, Wilmington
-Kiewo Ltd., Georgetown
-Lake Moomaw Inc., Wilmington
-Liberty Investments Limited, Georgetown
-Long-Tail Risk Insurers, Ltd., Hamilton
-LW Holding Corporation, Wilmington
-MAC Investments Ltd., Georgetown
-MacDougal Investments Limited, Wilmington
-Makapuu Inc., Wilmington
-Mallard Place, Inc., Wilmington
-Mayfair Center, Inc., Wilmington
-McClintic Point LP, Wilmington
-Mercer Investments Limited, Wilmington
-Metis Properties Limited, London
-MHL Reinsurance Ltd., Burlington
-MIT Holdings, Inc., Baltimore
-MMDB Noonmark L.L.C., Wilmington
-MortgageIT Securities Corp., Wilmington
-MortgageIT, Inc., New York
-New M Corp., Wilmington
-New Vines Capital, LP, Wilmington
-Newhall LLC, Wilmington
-Newport Harbor Corporation, Delaware, Wilmington
-NewportX Inc., Wilmington
-North American Income Fund PLC, Dublin
-Novoquote Limited, London
-Oakwood Properties Corp., Wilmington
-PacificX LLC, Wilmington
-Parkwood Properties Corp., New York
-PARTS Funding, LLC, Wilmington
-Pelleport Investors, Inc., New York
-Pilgrim Financial Services LLP, Wilmington
-PLA — DB Nevada, Inc., Las Vegas
-Plantation Bay, Inc., St. Thomas
-Pollus L.P., St. Helier
-Polydeuce LLC, Wilmington
-225 Properties Corp., New York
-Protean Investors, Inc., New York

-PT Bina Tatalaksana Pasifik, Jakarta
-PT BT Prima Securities Indonesia, Jakarta
-Pyramid Investments Limited (in member’s voluntary liquidation), London
-Pyramid Office Properties Limited (in member’s voluntary liquidation), London
-Pyramid Ventures, Inc., Wilmington
-Reade, Inc., Wilmington
-Realprop Investors Pacific, Inc., New York
-Red Lodge, L.P., Wilmington
-REO Properties Corporation, Wilmington
-Ripple Creek, L.P., Wilmington
-Riverton Investments LLC, Wilmington
-RMS Investments (Cayman), Georgetown
-RoAdco I, Inc., Wilmington
-RoAdco II, Inc., Wilmington
-RoCal, L.L.C., Wilmington
-RoCalwest, Inc., Wilmington
-RoColorado, Inc., Wilmington
-RoManco I, Inc., Wilmington
-RoManco II, Inc., Wilmington
-Romeo One, LLC, Wilmington
-Romeo Three, LLC, Wilmington
-Romeo Two, LLC, Wilmington
-Romeo U.S. Group, Inc., Wilmington
-RoPacific, Inc., Wilmington
-RoPro U.S. Holding, Inc., Wilmington
-RoSmart LLC, Wilmington
-RREEF America L.L.C., Wilmington
-RREEF Management Company, Wilmington
-RREEF Management L.L.C., Wilmington
-RREEF North American Infrastructure Onshore Fund A, L.P., Wilmington
-RREEF Pacific RRestoration, L.L.C., Wilmington
-RREEF REFlex Fund L.P., Wilmington
-RREEF RRestoration, L.L.C., Wilmington
-RREEFSmart, L.L.C., Wilmington
-Sagamore Limited, London
-Sapphire Aircraft Leasing and Trading Limited, London
-Seneca Delaware, Inc., Wilmington
-Seneca Leasing Partners, L.P., Wilmington
-Serviced Office Investments Limited, St. Helier
-Sharps SP I LLC, Wilmington
-Sherwood Properties Corp., Wilmington
-Shopready Limited, London
-Silver Leaf 1 LLC, Wilmington
-Silver Leaf CFO I & Company SCA, Luxemburg
-Spring Leasing Limited, London
-SSG Middle Market CLO LLC, Wilmington
-Stoneridge Apartments, Inc., New York
-Structured Finance Americas, LLC, Wilmington
-Sunbelt Rentals Exchange Inc., Wilmington
-Tapeorder Limited, London
-Tenedora de Valores S.A., Santiago
-Urbistar Settlement Services, LLC, Wilmington
-Varick Investments Limited, Wilmington
-VI Resort Holdings, Inc., New York
-Walton Tract LLP, Wilmington
-WestX Inc., Wilmington
-Whispering Woods LLC, Wilmington
-Whistling Pines LLC, Wilmington
-Wildriver Finance Company, Georgetown
-Wilmington Trust B6, Wilmington
-Wintercrest Inc., Wilmington
-Woodwardia LLC, Wilmington
-World Trading (Delaware) Inc., Wilmington
The World Markets Company GmbH i.L., Frankfurt
TRISO Beteiligungs Aktiengesellschaft, Frankfurt
U.F.G.I.S. Holdings (Cyprus) Limited, Larnaka

-U.F.G.I.S. Holdings (Russia) Limited, Larnaka
-U.F.G.I.S. Trading Limited, Larnaka
-ZAO “Deutsche Securities”, Moskau
Villanova del Ghebbo Societa’ Agricola Srl, Villanova del Ghebbo
Wealthspur Investment Company Limited, Labuan
WEBA Beteiligungsgesellschaft mbH, Frankfurt
WEPLA Beteiligungsgesellschaft mbH, Frankfurt
-DB RE Global Real Estate Management 1A, Ltd., Georgetown
-DB RE Global Real Estate Management 1B, Ltd., Georgetown
-Deutsche Commercial Property Anlagegesellschaft mbH & Co. KG, Eschborn
-Gaudi Venture Investments B.V., Amsterdam
-RREEF APIF Manager Ltd., Georgetown
-Whale Holdings S.à r.l., Luxemburg
WERDA Beteiligungsgesellschaft mbH, Frankfurt
Wilhelm von Finck AG, Grasbrunn
Special Purpose Entities
ABATE Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
ABATIS Beteiligungsgesellschaft mbH, Düsseldorf
ABRI Beteiligungsgesellschaft mbH, Düsseldorf
ACHAP Beteiligungsgesellschaft mbH, Düsseldorf
ACHTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf
ACHTZEHNTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf
ACIS Beteiligungsgesellschaft mbH, Düsseldorf
ACTIO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
ACTIUM Leasobjekt GmbH & Co. Objekt Bietigheim OHG, Düsseldorf
ADEO Beteiligungsgesellschaft mbH, Düsseldorf
ADLAT Beteiligungsgesellschaft mbH, Düsseldorf
ADMANU Beteiligungsgesellschaft mbH, Düsseldorf
AETAS Beteiligungsgesellschaft mbH, Düsseldorf
AGLOM Beteiligungsgesellschaft mbH, Düsseldorf
AGUM Beteiligungsgesellschaft mbH, Düsseldorf
AKRUN Beteiligungsgesellschaft mbH, Düsseldorf
ALANUM Beteiligungsgesellschaft mbH, Düsseldorf
ALMO Beteiligungsgesellschaft mbH, Düsseldorf
Almutkirk Limited, Dublin
Alpha Lindsell Limited, Gibraltar
Alpine Media 2007 Holding Company, Wilmington
ALTA Beteiligungsgesellschaft mbH, Düsseldorf
ALTERAN Beteiligungsgesellschaft mbH, Düsseldorf
Alternative LN TR 2007-HY9, New York
Ameriquest NIM 05-RN111, New York
ANDOT Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
Andramad Limited, Dublin
Annapolis Funding Trust, Toronto
Apexel LLC, Wilmington
APUR Beteiligungsgesellschaft mbH, Düsseldorf
AQ FIN NIM Trust 2001-2, New York
AQNIM 2001-2, New York
AQNIM 2005-RN11, New York
Arena Leasing Limited Partnership, London
Asian Hybrid Investments LLP, Singapur
Aspen Funding Corp., Charlotte
Asset Repackaging Trust BV, Amsterdam
Asset Repackaging Trust Five BV, Amsterdam
ATAUT Beteiligungsgesellschaft mbH, Düsseldorf
Atlas Investment Company 2 S.à r.l., Luxemburg
Atlas Investment Company 3 S.à r.l., Luxemburg
Atlas Investment Company 8 S.à r.l., Luxemburg
Atlas Portfolio Select SPC, Georgetown
Atlas SICAV — FIS, Luxemburg
Avizandum Limited, Dublin
AVOC Beteiligungsgesellschaft mbH, Düsseldorf
Avon Investments S.à r.l., Luxemburg
BAKTU Beteiligungsgesellschaft mbH, Schönefeld
BALIT Beteiligungsgesellschaft mbH, Schönefeld
BAMAR Beteiligungsgesellschaft mbH, Schönefeld

BARDA Beteiligungsgesellschaft mbH, Schönefeld
Beheer- en Beleggingsmaatschappij Befraco B.V., Amsterdam
Bills Securitisation Limited, St. Helier
BIMES Beteiligungsgesellschaft mbH, Schönefeld
BLI Beteiligungsgesellschaft für Leasinginvestitionen mbH, Köln
Bluebird Securities S.A., Luxemburg
BOB Development SRL, Bukarest
Bolsena Holding GmbH & Co. KG, Frankfurt
Bozarche Limited, Georgetown
Brahms Leasing Limited Partnership, London
Bridge No.1 Pty Limited, Sydney
BS 2 Y.K., Tokio
Business Support One Y.K., Tokio
CA CAT CO LLC, Georgetown
Canadian Asset Acquisition Trust 2, Toronto
Canal New Orleans Holdings LLC, Dover
246 Capital Y.K., Tokio
CAPRA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Walbeck KG, Düsseldorf
Cathay Capital (Labuan) Company Limited, Labuan
Cathay Capital Company Limited, Port Louis
Cathay Strategic Investment Company Limited, Hongkong
Cepangie Limited, Dublin
Charitable Luxemboug Five S.à r.l., Luxemburg
Charitable Luxembourg Four S.à r.l., Luxemburg
Charitable Luxembourg Three S.à r.l., Luxemburg
Charitable Luxembourg Two S.à r.l., Luxemburg
CIBI Beteiligungsgesellschaft mbH, Düsseldorf
CIG (Jersey) Limited, St. Helier
Concept Fund Solutions PLC, Dublin
Coriolanus Limited, Dublin
Cotswold Four Pillars Limited, Witney
COUNTS Trust Series 2007 — 3, Newark
Cranfield Aircraft Leasing Limited, Georgetown
Crystal CLO, Ltd., Georgetown
D & S Capital Y.K., Tokio
Dariconic Limited, Dublin
DB Aircraft Leasing Master Trust, Wilmington
DB Aircraft Leasing Master Trust II, Wilmington
DB Akela, S.à r.l., Luxemburg
DB Alternative Strategies Limited, Georgetown
DB Artemis Investments GP, Wilmington
DB Asia Pacific Holdings Limited, Georgetown
DB Bagheera, S.à r.l., Luxemburg
DB Cross Limited, St. Helier
DB Hawaiian LLC, Dover
DB Immobilienfonds 1 Wieland KG, Eschborn
DB Immobilienfonds 4 Wieland KG, Eschborn
DB Immobilienfonds 5 Wieland KG, Bad Homburg
DB Jasmine Holdings Limited, London
DB Platinum, Luxemburg
DB Platinum II, Luxemburg
DB Platinum III, Luxemburg
DB Platinum IV, Luxemburg
DB Safe Harbour Investment Projects Limited, London
DB Silver Finance (Luxembourg) S.à r.l., Luxemburg
DB Silver II, S.à r.l., Luxemburg
DB Silver III, S.à r.l., Luxemburg
DB Silver IV, S.à r.l., Luxemburg
DB Silver, S.à r.l., Luxemburg
DB Sylvester Funding Limited, Georgetown
DB Venture Partners (Europe) 2000 LP, St. Helier
DB Venture Partners (Europe) 2001 LP, St. Helier
db x-trackers, Luxemburg
db x-trackers (Proprietary) Limited, Johannesburg
db x-trackers Holdings (Proprietary) Limited, Johannesburg
db x-trackers II, Luxemburg

DB Xylophone Holdings Limited, Georgetown
DBARN Series 2007-1N Trust, Georgetown
DBARN Series 2007-AR3N1 Trust, Georgetown
DBARN Series 2007-OA3N Trust, Georgetown
DBARN Series 2007-OA4N Trust, Georgetown
DBARN Series 2007-OA5N Trust, Georgetown
DBVP Europe GP (Jersey) Limited, St. Helier
De Heng Asset Management Company Limited, Peking
Deco 17 — Pan Europe 7 Limited, Dublin
Decofinance S.A., Luxemburg
Deutsche Alt-A Series 2007-1, Wilmington
Deutsche Alt-A Series 2007-2, Wilmington
Deutsche Alt-A Series 2007-3, Wilmington
Deutsche Alt-A Series 2007-AR3, Wilmington
Deutsche Alt-A Series 2007-OA3, Wilmington
Deutsche Alt-A Series 2007-OA4, Wilmington
Deutsche Alt-A Series 2007-OA5, Wilmington
Deutsche Alt-A Series 2007-RS1, New York
Deutsche Bank (PAM) SICAV, Luxemburg
Deutsche Bank Capital Finance LLC I, Wilmington
Deutsche Bank Capital Finance Trust I, Wilmington
Deutsche Bank Capital Funding LLC I, Wilmington
Deutsche Bank Capital Funding LLC IV, Wilmington
Deutsche Bank Capital Funding LLC IX, Wilmington
Deutsche Bank Capital Funding LLC V, Wilmington
Deutsche Bank Capital Funding LLC VI, Wilmington
Deutsche Bank Capital Funding LLC VII, Wilmington
Deutsche Bank Capital Funding LLC VIII, Wilmington
Deutsche Bank Capital Funding LLC X, Wilmington
Deutsche Bank Capital Funding LLC XI, Wilmington
Deutsche Bank Capital Funding LLC XII, Wilmington
Deutsche Bank Capital Funding Trust I, Newark
Deutsche Bank Capital Funding Trust IV, Wilmington
Deutsche Bank Capital Funding Trust IX, Wilmington
Deutsche Bank Capital Funding Trust V, Wilmington
Deutsche Bank Capital Funding Trust VI, Wilmington
Deutsche Bank Capital Funding Trust VII, Wilmington
Deutsche Bank Capital Funding Trust VIII, Wilmington
Deutsche Bank Capital Funding Trust X, Wilmington
Deutsche Bank Capital Funding Trust XI, Wilmington
Deutsche Bank Capital Funding Trust XII, Wilmington
Deutsche Bank Capital LLC I, Wilmington
Deutsche Bank Capital LLC II, Wilmington
Deutsche Bank Capital LLC III, Wilmington
Deutsche Bank Capital LLC IV, Wilmington
Deutsche Bank Capital LLC V, Wilmington
Deutsche Bank Capital Trust I, Newark
Deutsche Bank Capital Trust II, Newark
Deutsche Bank Capital Trust III, Newark
Deutsche Bank Capital Trust IV, Newark
Deutsche Bank Capital Trust V, Newark
Deutsche Bank Contingent Capital LLC I, Wilmington
Deutsche Bank Contingent Capital LLC II, Wilmington
Deutsche Bank Contingent Capital LLC III, Wilmington
Deutsche Bank Contingent Capital LLC IV, Wilmington
Deutsche Bank Contingent Capital LLC V, Wilmington
Deutsche Bank Contingent Capital Trust I, Wilmington
Deutsche Bank Contingent Capital Trust II, Wilmington
Deutsche Bank Contingent Capital Trust III, Wilmington
Deutsche Bank Contingent Capital Trust IV, Wilmington
Deutsche Bank Contingent Capital Trust V, Wilmington
Deutsche Bank SPEARs/LIFERs Trusts (DB Series), New York
Deutsche Gesellschaft für Immobilien-Leasing mit beschränkter Haftung, Düsseldorf
Deutsche GUO Mao Investments (Netherlands) B.V., Amsterdam
Deutsche Mortgage Securities, Inc. Series 2007-RS1, New York
Deutsche Mortgage Securities, Inc. Series 2007-RS3, New York

Deutsche Mortgage Securities, Inc. Series 2007-RS4, New York
Deutsche Mortgage Securities, Inc. Series 2007-RS5, New York
Deutsche Mortgage Securities, Inc. Series 2007-RS6, New York
Deutsche Mortgage Securities, Inc. Series 2007-RS7, New York
Deutsche Mortgage Securities, Inc. Series 2007-RS8, New York
Deutsche Mortgage Securities, Inc. Series 2008-RS1, New York
Deutsche OBU Pty Limited, Sydney
DF Zweite Asien Immobilienentwicklungs GmbH & Co. KG, Berlin
DI 2 Y.K., Tokio
DI Investments Corporation Y.K., Tokio
DIL Europa-Beteiligungsgesellschaft mbH, Düsseldorf
DIL Fonds-Beteiligungsgesellschaft mbH, Düsseldorf
DIPLOMA Grundstücks-Vermietungsgesellschaft mbH, Schönefeld
Dive Finance Limited, St. Helier
DREIUNDZWANZIGSTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf
DREIZEHNTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf
DRITTE Fonds-Beteiligungsgesellschaft mbH, Düsseldorf
DRITTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf
Duck Finance Limited, St. Helier
Dyna Holding GmbH, Eschborn
Eagle Finance Limited, St. Helier
Earls Eight Limited, Georgetown
Earls Four Limited, Georgetown
EARLS Trading Limited, Georgetown
Earls Twelve Limited, Georgetown
Earls Two Limited, Georgetown
EINUNDZWANZIGSTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf
Eirles Four Limited, Dublin
Eirles Three Limited, Dublin
Eirles Two Limited, Dublin
ELC Logistik-Centrum Verwaltungs-GmbH, Erfurt
ELFTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf
Elmo Funding GmbH, Eschborn
Elmo Leasing Achte GmbH, Eschborn
Elmo Leasing Achtzehnte GmbH, Eschborn
Elmo Leasing Dreiundzwanzigste GmbH, Eschborn
Elmo Leasing Dreizehnte GmbH, Eschborn
Elmo Leasing Dritte GmbH, Eschborn
Elmo Leasing Einundzwanzigste GmbH, Eschborn
Elmo Leasing Elfte GmbH, Eschborn
Elmo Leasing Fuenfzehnte GmbH, Eschborn
Elmo Leasing Neunte GmbH, Eschborn
Elmo Leasing Neunzehnte GmbH, Eschborn
Elmo Leasing Sechste GmbH, Eschborn
Elmo Leasing Sechzehnte GmbH, Eschborn
Elmo Leasing Siebte GmbH, Eschborn
Elmo Leasing Siebzehnte GmbH, Eschborn
Elmo Leasing Vierte GmbH, Eschborn
Elmo Leasing Vierzehnte GmbH, Eschborn
Elmo Leasing Zwanzigste GmbH, Eschborn
Elmo Leasing Zweiundzwanzigste GmbH, Eschborn
Elmo Leasing Zwoelfte GmbH, Eschborn
Emerging Markets Capital Protected Investments Ltd, Georgetown
EOP Manager, LLC, Wilmington
EOP Pool 1 Manager, LLC, Wilmington
Equinox Credit Funding Public Limited Company, Dublin
Equipment Management Services LLC, Wilmington
Escoyla Limited, Dublin
Eurohome (Italy) Mortgages S.r.l., Rom
Eurohome Mortgages 2007-1 Public Limited Company, Dublin
Eurohome UK Mortgages 2007-2 PLC, London
Fandaro Limited, Dublin
Farsala Investment SRL, Bukarest
Fly Finance Limited, St. Helier
Four Pillars (Oxford) Limited, Witney
Four Pillars Hotels Limited, Witney

FÜNFTE Fonds-Beteiligungsgesellschaft mbH, Düsseldorf
FÜNFTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf
FÜNFZEHNTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf
G.O. III Luxembourg Oxford S.à r.l., Luxemburg
GC Re, Hamilton
GEM ERI Limited, Georgetown
Gemini Securitization Corp., LLC, Boston
General Resources Trading Limited, St. Helier
Gestione Partecipazioni S.p.A., Mailand
GEWE-Falkenberg Beteiligungsgesellschaft mbH, Düsseldorf
GH Focus Investment Holding Limited, Georgetown
Global Diversified Investment Grade Private Trust, Toronto
Global Kamala, S.L., Madrid
Global Opportunities Co-Investment Feeder, LLC, Wilmington
Global Opportunities Co-Investment, LLC, Wilmington
Godo Kaisha Jupiter Two, Tokio
Godo Kaisha Mars Capital, Tokio
GOPLA Beteiligungsgesellschaft mbH, Hannover
HABILIS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Solingen KG, Düsseldorf
Hakkeijima Godo Kaisha, Tokio
Hamildak Limited, Dublin
Harbour Finance Limited, Dublin
Hatsushima Godo Kaisha, Tokio
HAUS 2000-1 Limited, St. Helier
HAWSER Trust Series 2007-1, Santa Ana
Herodotus Limited, Georgetown
HESTA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Frankfurt KG, Düsseldorf
HOK Capital Y.K., Tokio
HSBC Funding (Deutschland) GmbH, Bad Soden am Taunus
Huron Leasing, LLC, Wilmington
IKB Leasing Limited Partnership, London
ILV Anlagen Vermietungsgesellschaft mbH, Düsseldorf
Immobilien-Vermietungsgesellschaft von Quistorp GmbH & Co. Objekt Altlandsberg KG, Düsseldorf
Infigate GmbH i.K., Essen
Infrastructure Holdings (Cayman) SPC, Georgetown
Investor Solutions Limited, St. Helier
IQ-Markets SA, Luxemburg
IRADO Funding, S.à r.l, Luxemburg
IRADO Holding Limited, Georgetown
iStructure S.A., Luxemburg
Ital Gas Storage S.r.l, Rom
IVAF (Jersey) Limited, St. Helier
Ixion Public Limited Company, Dublin
Izumo Capital YK, Tokio
Jyogashima Godo Kaisha, Tokio
Kelvivo Limited, Dublin
Kingfisher (Ontario) LP, Toronto
Kingfisher Canada Holdings LLC, Wilmington
Kingfisher Holdings I (Nova Scotia) ULC, Halifax
Kingfisher Holdings II (Nova Scotia) ULC, Halifax
Kingfisher Holdings LLC, Wilmington
Kitzingen GmbH & Co. KG, Frankfurt
KOMPASS 3 Beteiligungsgesellschaft mbH, Düsseldorf
KOMPASS 3 Erste Beteiligungsgesellschaft mbH & Co. Euro KG, Düsseldorf
KOMPASS 3 Zweite Beteiligungsgesellschaft mbH & Co. USD KG, Düsseldorf
Kyoto Properties TMK, Tokio
Königswarter & Ebell Chemische Fabrik Gesellschaft mit beschränkter Haftung, Hagen
Labuan (Cranfield) Aircraft Leasing Limited, Labuan
LARS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Hagen KG, Düsseldorf
Latrobe Funding Limited, Georgetown
LECTIO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Weimar KG, Düsseldorf
Leebrook Total Return Fund Limited, St. Helier
Leonardo Charitable 1 LLC, Wilmington
Linker Finance plc, Dublin
Lochsong Funding Limited, Georgetown
LOCO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Stockach OHG, Düsseldorf

London Wall 2002-1 plc, Dublin
London Wall 2002-2 plc, Dublin
Luscina Limited, Dublin
Luxembourg (Sylvester), S.à r.l., Luxemburg
M.A. Capital Y.K., Tokio
Maestrale Projects (Holding) S.A., Luxemburg
Maher 1210 Corbin LLC, Wilmington
Maher Chassis Management LLC, Wilmington
Maher Prince Rupert Holdings Corp., Toronto
Maher Terminals Holding Corp., Toronto
Maher Terminals LLC, Wilmington
Maher Terminals Logistics Systems LLC, Wilmington
Maher Terminals of Canada Corp., Toronto
Maher Terminals USA, LLC, Wilmington
Manilla Limited, Georgetown
Mariner Jersey Trustees No.1 Limited, St. Helier
Maritime Indemnity Insurance Co, Hamilton
Massachusetts Capital Y.K., Tokio
Master Aggregation Trust, Wilmington
Maxima Alpha Bomaral Limited, St. Helier
Mazuma Capital Funds Limited, Hamilton
Media Funding Company 2007-1, Georgetown
MEFIS Beteiligungsgesellschaft mbH, Frankfurt
Merlin I SPC, Georgetown
Merlin II SPC, Georgetown
Merlin XI SPC, Georgetown
Micro-E Finance S.r.l., Rom
Mikrofinanz Beteiligungsgesellschaft mbH, Düsseldorf
Mikrofinanz Beteiligungsgesellschaft ZWEI GmbH, Düsseldorf
MIRABILIS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Berching KG, Düsseldorf
Montage Funding LLC, Dover
Monterey Funding LLC, Wilmington
Moon Leasing Limited, London
MortgageIT Capital Trust I, Newark
MortgageIT Capital Trust III, Wilmington
MortgageIT Trust 2004-1, New York
MortgageIT Trust 2004-2, New York
MortgageIT Trust 2005-1, New York
MortgageIT Trust 2005-2, New York
MortgageIT Trust 2005-4, New York
MortgageIT Trust 2007-1, New York
Mountain Recovery Fund I Y.K., Tokio
MRF2 Y.K., Tokio
MSN 22952 Delaware Statutory Trust, Wilmington
MSN 22953 Delaware Statutory Trust, Wilmington
MSN 22955 Delaware Statutory Trust, Wilmington
MSN 22957 Delaware Statutory Trust, WIlmington
MSN 23316 Delaware Statutory Trust, Wilmington
MSN 23317 Delaware Statutory Trust, Wilmington
MSN 23318 Delaware Statutory Trust, Wilmington
MSN 23319 Delaware Statutory Trust, Wilmington
MSTC Y.K., Tokio
Muni Structured Products Collapsible TOB Trust, New York
Muni Structured Products Credit Enhanced TOB Trust, New York
Nantucket Funding Corp., LLC, Wilmington
Navigator Credit Funding Public Limited Company, Dublin
NBG Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
NC Finance Trust 2003-2, New York
NCW Holding Inc., Vancouver
NeoAnemos S.r.l., Mailand
Netron Investment SRL, Bukarest
NEUNTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf
NEUNZEHNTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf
Nevada Mezz 1 LLC, Wilmington
Nevada Parent 1 LLC, Wilmington
Nevada Property 1 LLC, Wilmington

New Hatsushima Godo Kaisha, Tokio
NewLands Capital Corp Limited, Hamilton
NewLands Financial Limited, Hamilton
NewLands Holdings Limited, Hamilton
Newport Funding Corp., Charlotte
Newshelf 295 (Pty) Limited, Illovo
Nexus Infrastruktur Beteiligungsgesellschaft mbH, Düsseldorf
Nineco Leasing Limited, London
NOFA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
Norvadano Limited, Dublin
Novelties Distribution LLC, Wilmington
OCI Euro Fund II B.V., Amsterdam
Odin Mortgages Limited, London
Okanagan Funding Trust, Toronto
Oona Solutions, Fonds Commun de Placement, Luxemburg
OPAL, Luxemburg
Optima Emerging Markets Fund Limited, Hamilton
Option One Mortgage Loan Trust 2002-4, New York
Opus One Private Real Estate Fund, Seoul
Oran Limited, Georgetown
Orix Shintaku Ginko Kabushikikaisha Shintaku Koza 7200018, Tokio
Ornegin Investment SRL, Bukarest
OSV Capital GK, Tokio
OTM Capital GK, Tokio
Owner Trust MSN 199, Salt Lake City
Owner Trust MSN 23336, Salt Lake City
Owner Trust MSN 23337, Salt Lake City
Owner Trust MSN 23338, Salt Lake City
Owner Trust MSN 23344, Salt Lake City
Owner Trust MSN 23887, Salt Lake City
Owner Trust MSN 240, Salt Lake City
Owner Trust MSN 241, Salt Lake City
Owner Trust MSN 24452, Salt Lake City
Owner Trust MSN 24453, Salt Lake City
Owner Trust MSN 24788, Salt Lake City
Owner Trust MSN 25120, Salt Lake City
Owner Trust MSN 25259, Salt Lake City
Owner Trust MSN 25884, Salt Lake City
Owner Trust MSN 264, Salt Lake City
Owner Trust MSN 27833, Salt Lake City
Owner Trust MSN 87, Salt Lake City
Owner Trust MSN 88, Salt Lake City
Oxford Spires Four Pillars Hotel Limited, Witney
Oxford Thames Four Pillars Hotel Limited, Witney
Oystermouth Holding Limited, Nikosia
PADEM Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
PADOS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
PAGUS Beteiligungsgesellschaft mbH, Düsseldorf
PALDO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
Palladium Securities 1 S.A., Luxemburg
PALLO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
PALLO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Seniorenresidenzen KG, Düsseldorf
PanAsia Funds Investments Ltd., Georgetown
PANIS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
PANTIS Beteiligungsgesellschaft mbH, Düsseldorf
PANTUR Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
PARTS Student Loan Trust 2007-CT2, Wilmington
PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf
PEDIS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
PEDIS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Briloner KG, Düsseldorf
PEDUM Beteiligungsgesellschaft mbH, Düsseldorf
PENDIS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
PENTOS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
PENTUM Beteiligungsgesellschaft mbH, Düsseldorf
PERGOS Beteiligungsgesellschaft mbH, Düsseldorf
PERGUM Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

PERLIT Mobilien-Vermietungsgesellschaft mbH, Düsseldorf
PERLU Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
PERNIO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
Pertwee Leasing Limited Partnership, London
Peruda Leasing Limited, London
Perus 1 S.à r.l., Luxemburg
Perus Investments S.à r.l., Luxemburg
PERXIS Beteiligungsgesellschaft mbH, Düsseldorf
PETA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
Picture Financial Funding (No.2) Limited, Newport
Picture Financial Jersey (No.2) Limited, St. Helier
Picture Home Loans (No.2) Limited, London
Platinum Guernsey Limited, St. Peter Port
PODES Beteiligungsgesellschaft mbH i.L., Düsseldorf
PONTUS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
Port Elizabeth Holdings LLC, Wilmington
PRADUM Beteiligungsgesellschaft mbH, Düsseldorf
PRASEM Beteiligungsgesellschaft mbH, Düsseldorf
PRATES Grundstücks-Vermietungsgesellschaft mbH, Schönefeld
Prince Rupert Luxembourg S.à r.l., Luxemburg
PRISON Grundstücks-Vermietungsgesellschaft mbH, Schönefeld
Private Equity Invest Beteiligungs GmbH, Düsseldorf
Private Equity Life Sciences Beteiligungsgesellschaft mbH, Düsseldorf
PROFOS Grundstücks-Vermietungsgesellschaft mbH i.L., Schönefeld
PT. Deutsche Verdhana Indonesia, Jakarta
PUDU Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
PUKU Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
PUKU Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Velbert KG, Düsseldorf
PURIM Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
PURIM Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Burscheid KG, Düsseldorf
QUANTIS Grundstücks-Vermietungsgesellschaft mbH, Schönefeld
Queen Street CLO III B.V., Amsterdam
QUELLUM Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
QUOTAS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
R/H Hawthorne Plaza Associates, LLC, Wilmington
Residential Mortgage Funding Trust, Toronto
Rhein — Main Securitisation Limited, St. Helier
Rhein Main Sussex Ltd, Dublin
Rhein-Main No. 11 (Jersey) Limited, St. Helier
Rhein-Main No. 11 (U.K.) Limited, London
Rhein-Main No. 12 Limited, St. Helier
Rhein-Main No. 14 Limited, St. Helier
Rhein-Main No. 18 Limited, St. Helier
Rhein-Main No. 20 Limited, St. Helier
Rhein-Main No. 5 Mortgage Purchase Limited, St. Helier
Rheingold No.1 Limited, St. Helier
Rheingold No.10 Limited, St. Helier
Rheingold No.14 (Jersey) Limited, St. Helier
Rheingold No.4 Limited, St. Helier
Rheingold No.6 Limited, St. Helier
Rheingold No.9 Limited, St. Helier
Rheingold Securitisation Limited, St. Helier
RHOEN 2008-1 GmbH, Frankfurt
Riverside Funding LLC, Dover
RM Ayr Delaware LLC, Dover
RM Ayr Limited, Dublin
RM Cheshire Delaware LLC, Dover
RM Cheshire Limited, Dublin
RM Chestnut Delaware LLC, Dover
RM Chestnut Limited, Dublin
RM Delaware Multi-Asset LLC, Wilmington
RM Delaware Triple-A LLC, Dover
RM Fife Delaware LLC, Dover
RM Fife Limited, Dublin
RM Multi-Asset Limited, Dublin
RM Sussex Delaware LLC, Dover

RM Triple-A Limited, Dublin
Route 28 Receivables, LLC, Wilmington
RREEF G.O. III Luxembourg One S.à r.l., Luxemburg
RREEF G.O. III Malta Limited, Valletta
RREEF Global Opportunities Fund III, LLC, Wilmington
RREEF Global Real Estate Funds Public Limited Company, Dublin
RREEF GO III Mauritius One Limited, Port Louis
RREEF GO III Mauritius Two Limited, Port Louis
RREEF North American Infrastructure Fund A, L.P., Wilmington
RREEF North American Infrastructure Fund B, L.P., Wilmington
S-CORE 2008-1 GmbH, Frankfurt
SABIS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SABRE Securitisation Limited, Sydney
SAITA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SALIX Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SALUS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SALUS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Brandenburg KG, Düsseldorf
SALUS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Dresden KG, Düsseldorf
SALUS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Schwarzheide KG, Düsseldorf
SANCTOR Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SANCTOR Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Nürnberg KG, Düsseldorf
SANDIX Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SANDIX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Hafen KG, Düsseldorf
SANO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
Santorini Managers Limited (in member’s voluntary liquidation), Edinburgh
Saratoga Funding Corp., LLC, Wilmington
SARIO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SATINA Mobilien-Vermietungsgesellschaft mbH, Düsseldorf
SCANDO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Datteln KG, Düsseldorf
SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Eisenach KG, Düsseldorf
SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Iserlohn KG, Düsseldorf
SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Osnabrück KG, Düsseldorf
SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Siekmann KG, Düsseldorf
SCHEDA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SCITOR Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SCJ-RMF-B Toshi Jigyo Yugensekinin Kumiai, Tokio
Scottish Widows Investment Partnership Investment Funds ICVC, London
Scottish Widows Tracker and Specialist Investment Funds ICVC, Edinburgh
SCUDO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SCUDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Kleine Alexanderstrasse KG, Düsseldorf
SECHSTE Fonds-Beteiligungsgesellschaft mbH, Düsseldorf
SECHSTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf
SECHZEHNTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf
SEDO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
Sedona Capital Funding Corp., LLC, Charlotte
SEGES Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SEGU Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SELEKTA Grundstücksverwaltungsgesellschaft mbH, Düsseldorf
SENA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SERICA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SERICA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Frankfurt KG, Düsseldorf
SGP Capital YK, Tokio
Sharps CDO II Limited, New York
Sharps SP I LLC Net Interest Margin Trust 2007-MHL1N, Wilmington
SIDA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SIEBTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf
SIEBZEHNTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf
SIFA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SILANUS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SILANUS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Bonn KG, Düsseldorf
SILEX Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SILEX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Rostock und Leipzig KG, Düsseldorf
SILEX Grundstücks-Vermietungsgesellschaft mbH Objekt Eduard Dyckerhoff OHG, Düsseldorf
SILIGO Mobilien-Vermietungsgesellschaft mbH, Düsseldorf
SILUR Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf

SILUR Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Markdorf KG, Düsseldorf
SILUR Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Tübingen KG, Düsseldorf
SILUR Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Uhingen KG, Düsseldorf
SIMILA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SIRES-STAR Limited, Georgetown
Sixco Leasing Limited, London
SMART SME CLO 2006-1 Ltd, Georgetown
SME Finance S.p.A., Rom
Sofia Mortgages S.R.L., Rom
SOLATOR Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SOLIDO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SOLON Grundstücks-Vermietungsgesellschaft mbH, Schönefeld
SOLUM Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SOMA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SOMA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Heidelberg KG, Düsseldorf
Sonata Securities S.A., Luxemburg
SOREX Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SOREX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Hutschenreuther KG, Düsseldorf
SOREX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Lüdenscheid KG, Düsseldorf
SOREX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Mainz KG, Düsseldorf
SOSPITA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SOSPITA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekte Prima KG, Düsseldorf
SOSPITA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekte Sekunda KG, Düsseldorf
SPAN No.5 Pty Limited, Sydney
SPhinX Limited, Georgetown
SPINO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SPLENDOR Grundstücks-Vermietungsgesellschaft mbH, Schönefeld
SS Aggregation Trust, Wilmington
STABLON Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
STAGIRA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
STATOR Heizkraftwerk Frankfurt (Oder) Beteiligungsgesellschaft mbH, Schönefeld
Stewart-Denny Holdings, LLC, Wilmington
Stichting Perus Investments, Amsterdam
STUPA Heizwerk Frankfurt (Oder) Nord Beteiligungsgesellschaft mbH, Schönefeld
SUBLICA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SUBU Mobilien-Vermietungsgesellschaft mbH, Düsseldorf
Suddlong Investments B.V., Amsterdam
SULPUR Grundstücks-Vermietungsgesellschaft mbH, Schönefeld
Sunrise Beteiligungsgesellschaft mbH, Frankfurt
SUPERA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SUPERA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Speyer KG, Düsseldorf
SUPLION Beteiligungsgesellschaft mbH, Düsseldorf
Survey Solutions B.V., Amsterdam
Survey Trust, Wilmington
SUSA Mobilien-Vermietungsgesellschaft mbH, Düsseldorf
SUSIK Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SUSIK Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Cottbus KG, Düsseldorf
Swabia 1 Limited, Dublin
SWIP Capital Trust, London
Sylvester (2001) Limited, Georgetown
TABA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
TACET Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Hameln KG, Düsseldorf
TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Nordsternpark KG, Düsseldorf
TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Osnabrück KG, Düsseldorf
TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Ulm KG, Düsseldorf
TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Wendelstein KG, Düsseldorf
TAF 2 Y.K., Tokio
TAGO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
Tagus — Sociedade de Titularização de Creditos, S.A., Lissabon
TAGUS Beteiligungsgesellschaft mbH, Düsseldorf
Tahoe Funding Corp., LLC, Melville
TAKIR Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
TARES Beteiligungsgesellschaft mbH, Düsseldorf
Taunus 2008-1 GmbH, Frankfurt
TEBA Beteiligungsgesellschaft mbH, Schönefeld

TEBA Beteiligungsgesellschaft mbH & Co. Objekt Wasserwerk Oranienburg KG i.L., Schönefeld
TEBOR Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
TEMATIS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
Tennessee Capital Godo Kaisha, Tokio
TERGO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
TERRUS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
TERRUS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Bernbach KG, Düsseldorf
TESATUR Beteiligungsgesellschaft mbH, Düsseldorf
Thaumat Holdings Limited, Nikosia
The CAP Accumulation Trust, Wilmington
The CIG Trust, St. Helier
The GIII Accumulation Trust, Wilmington
The Glanmore Property Euro Fund Limited, St. Peter Port
The GPR Accumulation Trust, Wilmington
The Life Accumulation Trust, Wilmington
The Life Accumulation Trust II, Wilmington
The Life Accumulation Trust III, Wilmington
The Life Accumulation Trust IV, Wilmington
The Life Accumulation Trust IX, Wilmington
The Life Accumulation Trust V, Wilmington
The Life Accumulation Trust VIII, Wilmington
The Life Accumulation Trust X, Wilmington
The Life Accumulation Trust XI, Wilmington
The Life Accumulation Trust XII, Wilmington
The PEB Accumulation Trust, Wilmington
The SLA Accumulation Trust, Wilmington
THRENI Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
Tilney Group Limited Employee Incentive Trust, St. Peter Port
Tintin II SPC, Georgetown
Tintin III SPC, Georgetown
Tintin IV SPC, Georgetown
Titian CDO Public Limited Company, Dublin
TONGA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
TOREUT Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
Tortworth Four Pillars Hotel Limited, Witney
246 Toshijigyo Yugen Sekinin Kumiai, Tokio
TOSSA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
TRAGO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
TREMA Grundstücks-Vermietungsgesellschaft mbH, Berlin
TRENTO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
TRINTO Beteiligungsgesellschaft mbH, Schönefeld
TRIPLA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
Triplepoint Special Opportunities Financing Trust, Wilmington
Trondheim Leasing Limited, London
TRS 1 LLC, Wilmington
TRS Aria LLC, Wilmington
TRS Babson I LLC, Wilmington
TRS Bluebay LLC, Wilmington
TRS Bruin LLC, Wilmington
TRS Callisto LLC, Wilmington
TRS Camulos LLC, Wilmington
TRS Cedar LLC, Wilmington
TRS Cypress LLC, Wilmington
TRS DB OH CC Fund Financing LLC, Wilmington
TRS Eclipse LLC, Wilmington
TRS Elara LLC, Wilmington
TRS Elgin LLC, Wilmington
TRS Elm LLC, Wilmington
TRS Feingold O’Keeffe LLC, Wilmington
TRS Fore LLC, Wilmington
TRS Fulton LLC, Wilmington
TRS Ganymede LLC, Wilmington
TRS Greenwich LLC, Wilmington
TRS GSC Credit Strategies LLC, Wilmington
TRS Haka LLC, Wilmington
TRS Hanover LLC, Wilmington

TRS HY FNDS LLC, Wilmington
TRS Io LLC, Wilmington
TRS Landsbanki Islands LLC, Wilmington
TRS Leda LLC, Wilmington
TRS Liberty LLC, Wilmington
TRS Maiden LLC, Wilmington
TRS Metis LLC, Wilmington
TRS Pearl LLC, Wilmington
TRS Pine LLC, Wilmington
TRS Plainfield LLC, Wilmington
TRS Poplar LLC, Wilmington
TRS Quogue LLC, Wilmington
TRS Scorpio LLC, Wilmington
TRS SeaCliff LLC, Wilmington
TRS Stag LLC, Wilmington
TRS Stark LLC, Wilmington
TRS SVCO LLC, Wilmington
TRS Sycamore LLC, Wilmington
TRS Thebe LLC, Wilmington
TRS Trinity LLC, Wilmington
TRS Tupelo LLC, Wilmington
TRS Venor LLC, Wilmington
TRS Wall LLC, Wilmington
TRS Watermill LLC, Wilmington
Tsubasa Angel Fund Y.K., Tokio
Tucson Funding LLC, Dover
TUDO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
TUGA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
TXH Trust, Wilmington
TYRAS Beteiligungsgesellschaft mbH, Düsseldorf
UDS Capital Y.K., Tokio
Varapradha Real Estates Private Limited, Hyderabad
VARIS Beteiligungsgesellschaft mbH, Düsseldorf
Varta Aktiengesellschaft, Hannover
VIERTE Fonds-Beteiligungsgesellschaft mbH, Düsseldorf
VIERTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf
VIERUNDZWANZIGSTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf
VIERZEHNTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf
Village Hospitality LLC, Wilmington
Vocalhaven Limited, Witney
Volga Investments Limited, Dublin
Warwick Lane Investments B.V., London
Winchester House Master Trust, Hamilton
Witney Four Pillars Hotel Limited, Witney
Wohnungs-Verwaltungsgesellschaft Moers mbH, Düsseldorf
Wohnungsgesellschaft HEGEMAG GmbH, Düsseldorf
XARUS Grundstücks-Vermietungsgesellschaft mbH, Schönefeld
XELLUM Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
XENTIS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
XERA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
XERIS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
Y.K. Agura Partners, Tokio
YK SRFM Master Lease, Tokio
Yugen Kaisha Garnet Real Estate, Tokio
ZABATUS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
ZAKATUR Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
ZALLUS Beteiligungsgesellschaft mbH, Düsseldorf
Zamalik Limited, Dublin
ZANTOS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
ZANTUM Grundstücks-Vermietungsgesellschaft mbH, Hamburg
ZARAT Beteiligungsgesellschaft mbH, Düsseldorf
ZARAT Beteiligungsgesellschaft mbH & Co. Objekt Leben II KG, Düsseldorf
ZARGUS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
ZEA Beteiligungsgesellschaft mbH, Schönefeld
ZEDORA 3 GmbH & Co. KG, München
ZEDORA 36 GmbH & Co. KG, München

ZEHNTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf
ZELAS Beteiligungsgesellschaft mbH, Düsseldorf
ZELAS Beteiligungsgesellschaft mbH & Co. Leben I KG, Düsseldorf
ZENO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
ZEPTOS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
ZEREVIS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
ZERGUM Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
ZIBE Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
ZIDES Grundstücks-Vermietungsgesellschaft mbH, Schönefeld
ZIMBEL Grundstücks-Vermietungsgesellschaft mbH, Schönefeld
ZINUS Grundstücks-Vermietungsgesellschaft mbH, Schönefeld
ZIRAS Grundstücks-Vermietungsgesellschaft mbH, Schönefeld
ZITON Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
ZITRAL Beteiligungsgesellschaft mbH, Düsseldorf
ZITUS Grundstücks-Vermietungsgesellschaft mbH, Schönefeld
ZONTUM Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
ZORUS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
Zugspitze 2008-1 GmbH, Frankfurt
ZURET Beteiligungsgesellschaft mbH, Düsseldorf
ZWANZIGSTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf
ZWEITE Fonds-Beteiligungsgesellschaft mbH, Düsseldorf
ZWEITE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf
ZWEIUNDZWANZIGSTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf
ZWÖLFTE PAXAS Treuhand- und Beteiligungsgesellschaft mbH, Düsseldorf
ZYLUM Beteiligungsgesellschaft mbH, Schönefeld